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                                                                   Exhibit 10.73

                                 MIRANT SERVICES

                              EMPLOYEE SAVINGS PLAN

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)

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                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN

                                TABLE OF CONTENTS

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ARTICLE I - PURPOSE...........................................................................1

ARTICLE II - DEFINITIONS......................................................................2

   2.1        "Account".......................................................................2
   2.2        "Actual Contribution Percentage Test"...........................................2
   2.3        "Actual Deferral Percentage"....................................................2
   2.4        "Actual Deferral Percentage Test"...............................................2
   2.5        "Affiliated Employer"...........................................................2
   2.6        "Aggregate Account".............................................................2
   2.7        "Aggregation Group".............................................................3
   2.8        "Annual Addition"...............................................................3
   2.9        "Average Actual Deferral Percentage"............................................3
   2.10       "Average Contribution Percentage"...............................................4
   2.11       "Beneficiary"...................................................................4
   2.12       "Board of Managers".............................................................4
   2.13       "Break-in-Service Date".........................................................4
   2.14       "Code"..........................................................................4
   2.15       "Committee".....................................................................4
   2.16       "Company".......................................................................4
   2.17       "Compensation"..................................................................4
   2.18       "Contribution Percentage".......................................................5
   2.19       "Determination Date"............................................................5
   2.20       "Determination Year"............................................................5
   2.21       "Direct Rollover"...............................................................5
   2.22       "Discretionary Profit Sharing Contribution".....................................5
   2.23       "Distributee"...................................................................5
   2.24       "Early Retirement Date".........................................................5
   2.25       "Elective Employer Contribution"................................................5
   2.26       "Eligible Employee".............................................................6
   2.27       "Eligible Participant"..........................................................6
   2.28       "Eligible Retirement Plan"......................................................7
   2.29       "Eligible Rollover Distribution"................................................7
   2.30       "Employee"......................................................................8
   2.31       "Employer Matching Contribution"................................................8
   2.32       "Employing Company".............................................................8
   2.33       "Enrollment Date"...............................................................8
   2.34       "ERISA".........................................................................8
   2.35       "Excess Aggregate Contributions"................................................8
   2.36       "Excess Deferral Amount"........................................................8
   2.37       "Excess Deferral Contributions".................................................8
   2.38       "Fixed Profit Sharing Contribution".............................................8
   2.39       "Forfeiture"....................................................................8
   2.40       "Highly Compensated Employee"...................................................9
   2.41       "Hour of Service"...............................................................9
   2.42       "Investment Fund"...............................................................9
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   2.43       "Key Employee"..................................................................9
   2.44       "Limitation Year"...............................................................9
   2.45       "Look-Back Year"................................................................9
   2.46       "Non-Highly Compensated Employee"...............................................9
   2.47       "Normal Retirement Date".......................................................10
   2.48       "One-Year Break in Service"....................................................10
   2.49       "Participant"..................................................................10
   2.50       "Permissive Aggregation Group".................................................10
   2.51       "Plan".........................................................................10
   2.52       "Plan Year"....................................................................10
   2.53       "Present Value of Accrued Retirement Income"...................................10
   2.54       "Required Aggregation Group"...................................................10
   2.55       "Rollover Contribution"........................................................10
   2.56       "SCEM".........................................................................11
   2.57       "SCEM Plan"....................................................................11
   2.58       "Southern".....................................................................11
   2.59       "Southern Affiliate"...........................................................11
   2.60       "Southern PCP".................................................................11
   2.61       "Southern ESOP"................................................................11
   2.62       "Southern ESP".................................................................11
   2.63       "Southern Plans"...............................................................11
   2.64       "Southern Stock"...............................................................11
   2.65       "Southern Stock Fund"..........................................................11
   2.66       "Super-Top-Heavy Group"........................................................11
   2.67       "Surviving Spouse".............................................................12
   2.68       "Suspense Account".............................................................12
   2.69       "Top-Heavy Group"..............................................................12
   2.70       "Trust" or "Trust Fund"........................................................12
   2.71       "Trust Agreement"..............................................................12
   2.72       "Trustee"......................................................................12
   2.73       "Valuation Date"...............................................................12
   2.74       "Voluntary Participant Contribution"...........................................12
   2.75       "Year of Service"..............................................................12

ARTICLE III - PARTICIPATION..................................................................14

   3.1        Eligibility Requirements.......................................................14
   3.2        Participation upon Reemployment................................................14
   3.3        Change in Eligibility..........................................................14
   3.4        Loss of Eligible Employee Status...............................................14
   3.5        Rollovers from Other Plans.....................................................14
   3.6        Military Leave.................................................................15
   3.7        Former Commonwealth Energy System Employees....................................15
   3.8        Former Orange and Rockland Utilities, Inc. Employees...........................15
   3.9        Former Pacific Gas & Electric Employees........................................15

ARTICLE IV - ELECTIVE EMPLOYER CONTRIBUTIONS AND VOLUNTARY PARTICIPANT CONTRIBUTIONS.........16

   4.1        Elective Employer Contributions................................................16
   4.2        Maximum Amount of Elective Employer Contributions..............................16
   4.3        Distribution of Excess Deferral Amounts........................................16
   4.4        Additional Rules Regarding Elective Employer Contributions.....................17
   4.5        Section 401(k) Nondiscrimination Tests.........................................18
   4.6        Voluntary Participant Contributions............................................21
   4.7        Manner and Time of Payment of Elective Employer Contributions and
               Voluntary Participant Contributions...........................................21
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   4.8        Change in Contribution Rate....................................................21
   4.9        Change in Contribution Amount..................................................21
   4.10       Catch-Up Contributions.........................................................22

ARTICLE V - EMPLOYER CONTRIBUTIONS...........................................................23

   5.1        Amount of Employer Matching Contributions......................................23
   5.2        Payment of Employer Matching Contributions.....................................23
   5.3        Limitations on Employer Matching Contributions and Voluntary
               Participant Contributions.....................................................23
   5.4        Fixed Profit Sharing Contribution..............................................26
   5.5        Discretionary Profit Sharing Contribution......................................26
   5.6        Reversion of Employing Company Contributions...................................26
   5.7        Correction of Prior Incorrect Allocations and Distributions....................27

ARTICLE VI - LIMITATIONS ON CONTRIBUTIONS....................................................28

   6.1        Section 415 Limitations........................................................28
   6.2        Correction of Contributions in Excess of Section 415 Limits....................28

ARTICLE VII - SUSPENSION OF CONTRIBUTIONS....................................................30

   7.1        Suspension of Contributions....................................................30
   7.2        Resumption of Contributions....................................................30

ARTICLE VIII - INVESTMENT OF CONTRIBUTIONS...................................................31

   8.1        Investment Funds...............................................................31
   8.2        Investment of Contributions....................................................31
   8.3        Investment of Earnings.........................................................31
   8.4        Transfer of Assets between Funds...............................................31
   8.5        Change in Investment Direction.................................................31
   8.6        Section 404(c) Plan............................................................31
   8.7        Other Stock Investment Funds...................................................31
   8.8        Southern Stock Fund............................................................32

ARTICLE IX - MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS.............................33

   9.1        Establishment of Accounts......................................................33
   9.2        Valuation of Investment Funds..................................................33
   9.3        Rights in Investment Funds.....................................................33

ARTICLE X - VESTING..........................................................................34

   10.1       Full Vesting...................................................................34
   10.2       Employer Matching Contributions and Profit Sharing Contributions...............34
   10.3       Forfeitures....................................................................34
   10.4       Buy-Back Procedures............................................................34
   10.5       Deemed Cash-out and Deemed Buy-back............................................35
   10.6       Vesting after One-Year Break in Service........................................35
   10.7       Vesting at Normal Retirement Date..............................................36
   10.8       Vesting Upon Death.............................................................36

ARTICLE XI - WITHDRAWALS AND LOANS...........................................................37

   11.1       Withdrawals by Participants....................................................37
   11.2       Notice of Withdrawal...........................................................37
   11.3       Form of Withdrawal.............................................................37
   11.4       Minimum Withdrawal.............................................................38
   11.5       Source of Withdrawal...........................................................38
   11.6       Requirement of Hardship........................................................38
   11.7       Loans to Participants..........................................................40
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ARTICLE XII - DISTRIBUTION TO PARTICIPANTS...................................................42

   12.1       Distribution upon Retirement...................................................42
   12.2       Distribution upon Disability...................................................42
   12.3       Distribution upon Death........................................................42
   12.4       Designation of Beneficiary.....................................................42
   12.5       Distribution upon Termination of Employment....................................43
   12.6       Commencement of Benefits.......................................................44
   12.7       Transfer between Employing Companies...........................................45
   12.8       Distributions to Alternate Payees..............................................45
   12.9       Requirement for Direct Rollovers...............................................45
   12.10      Consent and Notice Requirements................................................45
   12.11      Form of Payment................................................................46
   12.12      Partial Distribution upon Termination of Employment............................46

ARTICLE XIII - ADMINISTRATION OF THE PLAN....................................................47

   13.1       Membership of Committee........................................................47
   13.2       Acceptance and Resignation.....................................................47
   13.3       Transaction of Business........................................................47
   13.4       Responsibilities in General....................................................47
   13.5       Committee as Name Fiduciary....................................................47
   13.6       Rules for Plan Administration..................................................47
   13.7       Employment of Agents...........................................................48
   13.8       Co-Fiduciaries.................................................................48
   13.9       General Records................................................................48
   13.10      Liability of the Committee.....................................................48
   13.11      Reimbursement of Expenses and Compensation of Committee........................49
   13.12      Expenses of Plan and Trust Fund................................................49
   13.13      Responsibility for Funding Policy..............................................49
   13.14      Management of Assets...........................................................49
   13.15      Notice and Claims Procedures...................................................49
   13.16      Bonding........................................................................50
   13.17      Multiple Fiduciary Capacities..................................................50
   13.18      Change in Administrative Procedures............................................50
   13.19      Liability of the Committee.....................................................50

ARTICLE XIV - TRUSTEE OF THE PLAN............................................................51

   14.1       Trustee........................................................................51
   14.2       Voting of Other Investment Fund Shares.........................................51
   14.3       Uninvested Amounts.............................................................51
   14.4       Independent Accounting.........................................................51

ARTICLE XV - AMENDMENT AND TERMINATION OF THE PLAN...........................................52

   15.1       Amendment of the Plan..........................................................52
   15.2       Termination of the Plan........................................................52
   15.3       Merger or Consolidation of the Plan............................................52

ARTICLE XVI - TOP-HEAVY REQUIREMENTS.........................................................54

   16.1       Top-Heavy Plan Requirements....................................................54
   16.2       Determination of Top-Heavy Status..............................................54
   16.3       Minimum Allocation for Top-Heavy Plan Years....................................55

ARTICLE XVII - GENERAL PROVISIONS............................................................56

   17.1       Plan Not an Employment Contract................................................56
   17.2       No Right of Assignment or Alienation...........................................56
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   17.3       Payment to Minors and Others...................................................56
   17.4       Source of Benefits.............................................................57
   17.5       Unclaimed Benefits.............................................................57
   17.6       Governing Law..................................................................57

ARTICLE XVIII - SPECIAL RULES FOR PARTICIPANTS FORMERLY EMPLOYED BY POTOMAC
              ELECTRIC POWER COMPANY.........................................................58

   18.1       Application....................................................................58
   18.2       Hours of Service...............................................................58
   18.3       Years of Service...............................................................58
   18.4       Acceptance of Trust-to-Trust Transfer..........................................58
   18.5       In-Service Withdrawals.........................................................58
   18.6       Sunset of Transferred Pepco Stock..............................................58
   18.7       Loans under the Pepco Plans....................................................59

ARTICLE XIX - SPECIAL RULES FOR PARTICIPANTS FORMERLY EMPLOYED BY THE SOUTHERN COMPANY.......60

   19.1       Application....................................................................60
   19.2       Hours of Service...............................................................60
   19.3       Years of Service...............................................................60
   19.4       Acceptance of Trust-to-Trust Transfer..........................................60
   19.5       In-Service Withdrawals.........................................................60
   19.6       Loans under the Southern Plans.................................................61

ARTICLE XX - SPECIAL RULES FOR PARTICIPANTS FORMERLY EMPLOYED BY SOUTHERN
              COMPANY ENERGY MARKETING, L.P..................................................62

   20.1       Application....................................................................62
   20.2       Hours of Service...............................................................62
   20.3       Years of Service...............................................................62
   20.4       Acceptance of Trust-to-Trust Transfer..........................................62
   20.5       In-Service Withdrawals.........................................................63
   20.6       Loans under the SCEM Plan......................................................63

ARTICLE XXI - MINIMUM DISTRIBUTION REQUIREMENTS..............................................64

   21.1       General Rules..................................................................64
   21.2       Time and Manner of Distribution................................................64
   21.3       Required Minimum Distributions.................................................65
   21.4       Requirements Minimum Distributions.............................................65
   21.5       Definitions....................................................................66

APPENDIX A - ELIGIBLE EMPLOYEES..............................................................69

APPENDIX B - EMPLOYING COMPANIES.............................................................70
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                                 MIRANT SERVICES
                              EMPLOYEE SAVINGS PLAN


                As Amended and Restated Effective January 1, 2004

                                    ARTICLE I
                                     PURPOSE

     The purpose of the Plan is to encourage employee thrift, to create added employee interest in the affairs of Mirant Corporation, to supplement retirement and death benefits, and to create a competitive compensation program for employees through the establishment of a formal plan under which contributions by and on behalf of Participants are supplemented by contributions of Employing Companies. The Company is the plan sponsor of the Plan. This Plan is intended to qualify under Code Section 401(a), and all contributions made by an Employing Company to this Plan are expressly conditioned upon the deductibility of such contributions under Code Section 404.

     The Plan was last amended and restated in its entirety effective as of April 1, 2001 and thereafter amended from time to time. In order to incorporate these amendments into the body of the Plan and to make the various changes in the Plan set forth herein, the Company hereby again amends and restates the Plan in its entirety, effective as of January 1, 2004, in accordance with the following terms and conditions:

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                                   ARTICLE II
                                   DEFINITIONS

     All references to articles, sections, subsections, and paragraphs shall be to articles, sections, subsections, and paragraphs of this Plan unless another reference is expressly set forth in this Plan. Any words used in the masculine shall be read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed in the plural, and all words in the plural shall be read and construed in the singular in all cases where they would so apply.

     For purposes of this Plan, unless otherwise required by the context, the following terms shall have the meanings set forth opposite such terms:

     2.1 "Account" shall mean the total amount credited to the account of a Participant, as described in Section 9.1.

     2.2 "Actual Contribution Percentage Test" shall mean the test described in Section 5.3(a).

     2.3 "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage) of Elective Employer Contributions on behalf of an Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Actual Deferral Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the Eligible Participant was eligible to have Elective Employer Contributions made on his behalf, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. The Actual Deferral Percentage of an Eligible Participant who does not have Elective Employer Contributions made on his behalf shall be zero.

     2.4    "Actual Deferral Percentage Test" shall mean the test described in
Section 4.5(a).

     2.5 "Affiliated Employer" shall mean an Employing Company and (a) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company, (b) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with such Employing Company, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company, and (d) any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of applying the limitations of
Article VI, the term Affiliated Employer shall be adjusted as required by Code
Section 415(h).

     2.6 "Aggregate Account" shall mean with respect to a Participant as of the Determination Date, the sum of the following:

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            (a)  the Account balance of such Participant as of the most recent valuation occurring within a twelve-month period ending on the Determination Date;

            (b) an adjustment for any contributions due as of the Determination Date;

            (c) any Plan distributions, including unrelated rollovers and plan-to-plan transfers (ones that are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), but not related rollovers or plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), made within the Plan Year that includes the Determination Date or within the one year period ending on the Determination Date (provided, however, that for distributions made for a reason other than termination of employment, death or disability, the preceding phrase "within the one year period ending on the Determination Date" shall be replaced with "within the five year period ending on the Determination Date"), and distributions made under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group;

            (d)  any Employee contributions, whether voluntary or mandatory; and

            (e)  related rollovers and plan-to-plan transfers to this Plan.

     Notwithstanding the foregoing, if any Participant has not performed any Hours of Service at any time during the one-year period ending on any Determination Date, the Account balance of such Participant shall not be taken into consideration for purposes of determining whether the Plan is Top Heavy with respect to the Plan Year to which the Determination Date applies.

     2.7 "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group.

     2.8 "Annual Addition" shall mean the amount allocated to a Participant's Account and accounts under all defined contribution plans maintained by the Affiliated Employers during a Limitation Year that constitutes

            (a)  Affiliated Employer contributions,

            (b)  Voluntary Participant Contributions,

            (c) forfeitures, if any, allocated to a Participant's Account or accounts under all defined contribution plans maintained by the Affiliated Employers, and

            (d) amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

     2.9 "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

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     2.10   "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

     2.11 "Beneficiary" shall mean any person(s) who, or estate(s), trust(s), or organization(s) which, in accordance with the provisions of Section 12.4, become entitled to receive benefits upon the death of a Participant.

     2.12   "Board of Managers" shall mean the Board of Managers of the Company.

     2.13   "Break-in-Service Date" means the earlier of:

            (a) the date on which an Employee terminates employment, is discharged, retires, or dies; or

            (b) the last day of an approved leave of absence including any extension.

     In the case of an individual who is absent from work for maternity or paternity reasons, such individual shall not incur a Break-in-Service Date earlier than the expiration of the second anniversary of the first date of such absence; provided, however, that the twelve-consecutive-month period beginning on the first anniversary of the first date of such absence shall not constitute a Year of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     2.14 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

     2.15   "Committee" shall mean the committee appointed pursuant to Section
13.1 to serve as plan administrator.

     2.16   "Company" shall mean Mirant Services, LLC, and its successors.

     2.17 "Compensation" shall mean the base salary or wages paid to a Participant by an Affiliated Employer for the Plan Year during which he is eligible to participate, including all amounts contributed by an Affiliated Employer that are not includable in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 457, 414(h)(2) and
132(f)(4), before deduction of taxes, social security, etc. Compensation shall exclude all awards under any incentive pay plans sponsored by an Affiliated Employer includable as gross income, bonuses, regular overtime pay, any hourly shift differentials, substitution pay, such amounts that are reimbursements to a Participant paid by any Affiliated Employer including, but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and

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imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by an Affiliated Employer.

     For Plan Years beginning on or after January 1, 2002, the Compensation of each Employee taken into account under the Plan shall not exceed $200,000, as adjusted pursuant to Section 401(a)(17)(B) of the Code. If a determination period consists of fewer than 12 months, the applicable compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     2.18 "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Voluntary Participant Contributions and Employer Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Contribution Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the individual is an Eligible Participant, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. The Contribution Percentage of an Eligible Participant who does not make Voluntary Participant Contributions or have Employer Matching Contributions made on his behalf shall be zero.

     2.19 "Determination Date" shall mean with respect to a Plan Year, the last day of the preceding Plan Year.

     2.20   "Determination Year" shall mean the Plan Year being tested.

     2.21 "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     2.22 "Discretionary Profit Sharing Contribution" shall mean the Employing Company contribution made to the Accounts of Eligible Participants under Section 5.5.

     2.23 "Distributee" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

     2.24 "Early Retirement Date" shall mean the first day of any month following the later of a Participant's fiftieth (50th) birthday or completion of ten (10) Years of Service.

     2.25 "Elective Employer Contribution" shall mean contributions made pursuant to Section 4.1 during the Plan Year by an Employing Company, at the election of a Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

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     2.26   "Eligible Employee" shall mean an Employee who is employed by an
Employing Company as a regular full-time or regular part-time employee and who is designated as eligible on an Appendix A attached hereto, other than:

            (a) An Employee who is treated as such solely by reason of the "leased employee" rules of Code Section 414(n) such that, pursuant to an agreement between an Employing Company and any other person, such individual has performed services for the Employing Company (or the Employing Company and related persons as described in Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year and such services were performed under the primary direction or control of the Employing Company;

            (b) An Employee who is represented by a collective bargaining agent unless the representatives of his bargaining unit and the Employing Company mutually agree to participation in the Plan subject to its terms by members of his bargaining unit;

            (c) An individual who is classified by the Employing Company as a temporary employee or an independent contractor, regardless of whether such classification is in error. Any individual classified by the Employing Company as a temporary employee shall be excluded from the Plan, regardless of any prior inclusion in the Plan and regardless of whether the "temporary employee" classification is determined to be in error; or

            (d) An individual or Employee who has voluntarily waived participation in the Plan for any reason, including any individual or Employee who has waived benefits upon employment by the Employing Company.

     2.27   "Eligible Participant" shall mean:

            (a) In the context of Elective Employer Contributions, Voluntary Participant Contributions or Employer Matching Contributions, an Eligible Employee who is authorized to have Elective Employer Contributions, Voluntary Participant Contributions or Employer Matching Contributions allocated to his Account for the Plan Year.

            (b) In the context of Fixed Profit Sharing Contributions or Discretionary Profit Sharing Contributions, an Eligible Employee who is authorized to have Fixed Profit Sharing Contributions or Discretionary Profit Sharing Contributions allocated to his Account for the Plan Year; provided, however, that in such context, the term "Eligible Employee" shall exclude:

                 (1) an Employee who: (a) was actively employed by an Employing Company or a Southern Affiliate on December 31, 1996; (b) will attain his fortieth (40th) birthday on or before January 1, 2002; (c) did not elect in accordance with uniform procedures established under the Southern Company Pension Plan to be subject to the "new pension program," as that term was defined in the Southern

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            Company Pension Plan; (d) was not employed or reemployed by an
            Employing Company or a Southern Affiliate on or after January 1, 1997; and (e) did not rescind a waiver of participation under section 2.7 of the Southern Company Pension Plan on or after January 1, 1997 that was in effect on December 31, 1996;

                 (2) an Employee who is described in Section 3.7, 3.8, or 3.9 or Article XVIII of the Plan; or

                 (3) an Employee who elected not to participate in the profit sharing arrangement under the Plan during December of 2003 on a form provided by the Committee for such purpose.

            (c) Notwithstanding subsections 2.27(b)(1) and (2), if an Employee who is described in Section 2.27(b)(1) or Section 3.9:

                 (1) terminates employment with either an "employing company,"
            as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC; or

                 (2) transfers to employment with an Affiliated Employer who is not an "employing company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC,

     and is subsequently rehired by either an "employing company," as that term is defined in the Mirant Services Pension Plan, or Mirant Mid-Atlantic Services, LLC, such Employee shall be an "Eligible Employee" for purposes of Section 2.27(b).

     2.28 "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code and an eligible plan under Section 457(b) of the Code that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state that accepts the Distributee's Eligible Rollover Distribution and which agrees to separately account for amounts transferred into such plan from this Plan.

     2.29 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion from net unrealized appreciation with respect to employer securities) to the extent such amounts are attributable to employee after-tax contributions; and (d) any hardship distribution described in
Section 402(c)(4)(C) of the Code.

     2.30 "Employee" shall mean each individual who is employed by an Affiliated Employer under common law and each individual who is required to be treated as an employee pursuant to the "leased employee" rules of Code Section 414(n) other than a leased employee described in Code Section 414(n)(5).

     2.31 "Employer Matching Contribution" shall mean a contribution made by an Employing Company pursuant to Section 5.1.

     2.32 "Employing Company" shall mean the Company and any affiliate or subsidiary of the Company or Mirant Corporation which the Board of Managers may from time to time determine to bring under the Plan and which adopt the Plan, and any successor of them. The Employing Companies are set forth on Appendix B to the Plan as updated from time to time. No such entity shall be treated as an Employing Company prior to the date it adopts the Plan.

     2.33   "Enrollment Date" shall mean the first day of each payroll period.

     2.34 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

     2.35 "Excess Aggregate Contributions" shall mean the amount referred to in Code Section 401(m)(6)(B) with respect to a Participant. In no event may the Excess Aggregate Contributions for any Highly Compensated Employee exceed the amount of the Employer Matching Contributions or Voluntary Participant Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

     2.36 "Excess Deferral Amount" shall mean the amount of Elective Employer Contributions for the calendar year that exceed the Code Section 402(g) limits as allocated to this Plan pursuant to Section 4.3(b).

     2.37 "Excess Deferral Contributions" shall mean the amount of Elective Employer Contributions on behalf of a Highly Compensated Employee referred to in Code Section 401(k)(8)(B).

     2.38 "Fixed Profit Sharing Contribution" shall mean the Employing Company contribution made to the Accounts of Eligible Participants under Section 5.4.

     2.39 "Forfeiture" shall mean that portion of a Participant's Account that is forfeitable as determined under the vesting schedule set forth in Article X hereof. Forfeitures shall be applied against and proportionately reduce future Employing Company contributions; provided, however, that any such Forfeitures shall not be so applied until the first administratively practicable Valuation Date after which occurs the earlier of the following events:

            (a) the termination of employment of the Participant with zero percent (0%) vesting;

            (b) the distribution of the entire vested portion of the Participant's Account; or

            (c) the date on which the Participant incurs five (5) consecutive One-Year Breaks in Service.

     Therefore, a Forfeiture will only occur in the event of an occurrence described in the preceding sentence, and only then shall the nonvested portion of a Participant's Account be used to offset future Employing Company contributions. Such offset shall take place as of the first administratively practicable Valuation Date after the Forfeiture occurs.

     2.40 "Highly Compensated Employee" shall mean (in accordance with and subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder), with respect to any Plan Year: (a) any Employee who was a five percent (5%) owner of Mirant Corporation or an Affiliated Employer (as determined pursuant to Code Section 416) during the Plan Year or the immediately preceding Plan Year, or (b) any Employee who (1) earned more than $85,000 in the preceding Plan Year and (2) falls within the "top-paid group," as defined in Code Section 414(q) (excluding those employees described in Code Section 414(q)(8) for such purpose). The $85,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to Code Section 414(q). In determining whether an Employee is a Highly Compensated Employee, the Committee may make any elections authorized under applicable regulations, rulings, notices, or revenue procedures.

     2.41 "Hour of Service" shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Employer.

     2.42   "Investment Fund" shall mean any one of the funds described in
Article VIII which constitutes part of the Trust Fund.

     2.43 "Key Employee" shall mean any Employee or former Employee (and his Beneficiary) who is a key employee within the meaning of Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

     2.44   "Limitation Year" shall mean the Plan Year.

     2.45 "Look-Back Year" shall mean the Plan Year preceding the Determination Year.

     2.46 "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

     2.47 "Normal Retirement Date" shall mean the first day of the month following a Participant's sixty-fifth (65th) birthday.

     2.48 "One-Year Break in Service" shall mean each twelve-consecutive-month period within the period commencing with an Employee's Break-in-Service Date and ending on the date the Employee is again credited with an Hour of Service.

     2.49 "Participant" shall mean (a) an Eligible Employee who has satisfied the requirements to participate in the Plan as provided in Article III and whose participation in the Plan at the time of reference has not been terminated as provided in the Plan, (b) an Employee or former Employee who has ceased to be a Participant under (a) above, but for whom an Account is maintained under the Plan, (c) an Eligible Employee who has made a Rollover Contribution to this Plan to the extent that the provisions of the Plan apply to such Rollover Contribution of the Eligible Employee, and (d) an Employee or former Employee for whom a Southern Stock Fund is maintained under the Plan.

     2.50 "Permissive Aggregation Group" shall mean a group of plans consisting of the Required Aggregation Group and, at the election of the Affiliated Employers, such other plan or plans not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) or 410.

     2.51 "Plan" shall mean the Mirant Services Employee Savings Plan, as described herein or as from time to time amended.

     2.52 "Plan Year" shall mean the twelve-month period commencing January 1st and ending on the December 31st next following.

     2.53 "Present Value of Accrued Retirement Income" shall mean an amount determined solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which the Plan is a part, is top heavy in accordance with Code Section 416.

     2.54 "Required Aggregation Group" shall mean those plans that are required to be aggregated as determined under this Section 2.54. In determining a Required Aggregation Group hereunder, each plan of the Affiliated Employers in which a Key Employee is a participant and each other plan of the Affiliated Employers which enables any plan in which a Key Employee participates to meet the requirements of Code Section 410 or 401(a)(4) will be required to be aggregated.

     2.55 "Rollover Contribution" shall mean that portion of an eligible rollover distribution (as defined in Code Section 402(c)(4)) that an Eligible Employee elects to contribute to this Plan in accordance with the requirements of Section 3.5. The term Rollover Contribution includes amounts transferred to this Plan (1) in a trustee to trustee transfer from another qualified plan; (2) from another qualified plan as a lump sum distribution eligible for tax free rollover treatment that is transferred by the Participant to this Plan within 60 days following receipt thereof; (3) from an annuity contract described in Section 403(b) of the Code, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof; (4) from an eligible plan under Section 457 of the Code that is maintained by a state, or any agency or instrumentality of a state or political subdivision of a state, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof; or (5) from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code, either by direct transfer or transferred by the Participant to this Plan within 60 days following receipt thereof, but only the portion of the distribution that is eligible to be rolled over and would be includable in gross income. Notwithstanding the foregoing, no portion of a Rollover Contribution to this Plan shall include after-tax amounts.

     2.56   "SCEM" shall mean Southern Company Energy Marketing, L.P.

     2.57 "SCEM Plan" shall mean the Southern Company Energy Marketing Employee Savings Plan.

     2.58   "Southern" shall mean The Southern Company or any successor thereto.

     2.59 "Southern Affiliate" shall mean Southern and (a) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes Southern, (b) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with Southern, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes Southern, and (d) any other entity required to be aggregated with Southern pursuant to regulations under Section 414(o) of the Code.

     2.6017 "Southern PSP" shall mean the Southern Company Performance Sharing Plan.

     2.61 "Southern ESOP" shall mean the Southern Company Employee Stock Ownership Plan.

     2.62   "Southern ESP" shall mean the Southern Company Employee Savings
Plan.

     2.63 "Southern Plans" shall mean the Southern ESOP, the Southern ESP and the Southern PSP, collectively.

     2.64   "Southern Stock" shall mean the common stock of Southern.

     2.65 "Southern Stock Fund" shall mean the fund established to hold Southern Stock as described in Section 8.8.

     2.66 "Super-Top-Heavy Group" shall mean an Aggregation Group that would be a Top-Heavy Group if 90% were substituted for 60% in Section 2.70.

     2.67 "Surviving Spouse" shall mean the person to whom the Participant is married on the date of his death, if such spouse is then living, provided that the Participant and such spouse shall have been married throughout the one (1) year period ending on the date of the Participant's death.

     2.68 "Suspense Account" shall mean the total forfeitable portion of all terminated or former Participants' Accounts which have not yet become available to offset future Employing Company contributions. The Suspense Account shall be maintained as a single account under the Plan or shall represent the total of separate bookkeeping accounts established in the name of each terminated or former Participant to represent his forfeitable percentage. (This account shall be separate from the Code Section 415 suspense account referenced in Section 6.2 hereof.) The Suspense Account shall always share in earnings or losses of the Trust Fund and at the appropriate time shall be used to offset future Employing Company contributions. Forfeitures shall only remain in the Suspense Account until such time as they become available to reduce future Employing Company contributions in accordance with Section 10.3 hereof.

     2.69 "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

            (a) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

            (b) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

exceeds 60% of a similar sum determined for all employees.

     2.70 "Trust" or "Trust Fund" shall mean the trust established pursuant to the Trust Agreement.

     2.71 "Trust Agreement" shall mean the trust agreement between the Company and the Trustee, as described in Article XIV.

     2.72 "Trustee" shall mean the person or corporation designated as trustee under the Trust Agreement, including any successor or successors.

     2.73 "Valuation Date" shall mean each business day of the New York Stock Exchange.

     2.74 "Voluntary Participant Contribution" shall mean a contribution made pursuant to Section 4.6 during the Plan Year.

     2.75 "Year of Service" shall mean a twelve-month period of employment as an Employee, including any fractions thereof. Calculation of the twelve-month periods shall commence with the Employee's first day of employment, which is the date on which an Employee first performs an Hour of Service, and shall terminate on his Break-in-Service Date.

Thereafter, if he has more than one period of employment as an Employee, his Years of Service for any subsequent period shall commence with the Employee's reemployment date, which is the first date following a Break-in-Service Date on which the Employee performs an Hour of Service, and shall terminate on his next Break-in-Service Date. An Employee who has a Break-in-Service Date and resumes employment with the Affiliated Employers within twelve months of his Break-in-Service Date shall receive a fractional Year of Service for the period of such cessation of employment.

     In addition, an Eligible Employee's Years of Service shall include service with a prior employer to the extent provided herein as applicable to such Eligible Employee.

     Notwithstanding anything in this Section 2.75 to the contrary, an Employee shall not receive credit for more than one Year of Service with respect to any twelve-consecutive-month period.

                                   ARTICLE III
                                  PARTICIPATION

     3.1 ELIGIBILITY REQUIREMENTS. Each individual who was a Participant on April 2, 2001 will continue to participate in the Plan. Each individual who is or becomes an Eligible Employee on April 2, 2001 shall become a Participant on April 2, 2001. Each other Eligible Employee shall become a Participant as of the first Enrollment Date coincident with or first following the date he becomes an Eligible Employee. An Eligible Employee shall make an election to participate by authorizing deductions from or reduction of his Compensation as contributions to the Plan in accordance with Article IV, and directing the investment of such contributions in accordance with Article VIII. Such Compensation deduction and/or reduction authorization and investment direction shall be made in accordance with the procedures established from time to time by the Committee.

     3.2 PARTICIPATION UPON REEMPLOYMENT. If an Eligible Employee terminates his employment with an Affiliated Employer and is subsequently reemployed as an Eligible Employee, whether before or after he incurs a One-Year Break in Service, he shall be eligible to become an active Participant in the Plan as of the date of his reemployment.

     3.3 CHANGE IN ELIGIBILITY. In the event that an Employee's status changes such that he is no longer eligible to participate under the Mirant Services Bargaining Unit Employee Savings Plan, but instead becomes an Eligible Employee under this Plan, his pre-tax, after-tax, matching and/or rollover contribution accounts under such plan shall be transferred to his corresponding Elective Employer Contribution, Voluntary Participant Contribution, Employer Matching Contribution and/or Rollover Contribution subaccounts in his Account under this Plan. All amounts transferred to this Plan in accordance with this
Section 3.3, including the outstanding balance of any loans, shall be subject to all of the other provisions of this Plan. Any outstanding loan transferred with such accounts shall be considered a loan from this Plan pursuant to Section 11.7 hereof. Finally, no such transfer shall eliminate an optional form of benefit in violation of Code Section 411(d)(6).

     3.4 LOSS OF ELIGIBLE EMPLOYEE STATUS. If a Participant loses his status as an Eligible Employee, but remains an Employee, such Participant shall be ineligible to participate and shall be deemed to have elected to suspend making Voluntary Participant Contributions or to have Elective Employer Contributions made on his behalf.

     3.5 ROLLOVERS FROM OTHER PLANS. An Eligible Employee who has received a distribution of his interest in a tax qualified retirement plan, an annuity contract described in Section 403(b) of the Code; or an eligible plan under
Section 457 of the Code of a former employer or from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code may elect to deposit all or any portion (as designated by such Eligible Employee) of the amount of such distribution which qualifies as a Rollover Contribution in this Plan. The Committee shall establish rules and procedures to implement this
Section 3.5, including without limitation, such procedures as may be appropriate to permit the Committee to verify the tax qualified status of the plan or annuity of the former employer and compliance with any applicable provisions of the Code relating to such contributions. The amount contributed to the Trustee pursuant to this Section
3.5 shall be placed in the Eligible Employee's Rollover Contribution subaccount for the benefit of the Eligible Employee pursuant to Section 9.1. The Eligible Employee shall have a fully vested interest in the balance of his Rollover Contribution subaccount at all times and such Rollover Contribution subaccount shall share in the earnings, gains, and losses of the Trust Fund as set forth in
Article IX of the Plan. An Employee shall be entitled to a distribution of his Rollover Contribution subaccount pursuant to the applicable provisions of Articles XI and XII hereof.

     3.6 MILITARY LEAVE. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. Loan repayments will be suspended under the Plan as permitted under Section 414(u)(4) of the Code.

     3.7 FORMER COMMONWEALTH ENERGY SYSTEM EMPLOYEES. Notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of the Commonwealth Energy System who is employed by an Employing Company and is set forth on an approved schedule of employees, such employee shall be entitled, for vesting purposes hereunder, to years of vesting service accrued under the Pension Plan for Employees of Commonwealth Energy System and Subsidiary Companies on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

     3.8 FORMER ORANGE AND ROCKLAND UTILITIES, INC. EMPLOYEES. Notwithstanding any other provision of the Plan to the contrary, former employees of Orange and Rockland Utilities, Inc. who are employed by an Employing Company and who are set forth on a schedule of employees acknowledged by the Committee, shall not be considered Eligible Participants for allocation of Fixed Profit Sharing Contributions and Discretionary Profit Sharing Contributions. Such employees shall be entitled, for vesting purposes hereunder, to years of vesting service accrued under the Employees' Retirement Plan of Orange and Rockland Utilities, Inc. on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

     3.9 FORMER PACIFIC GAS & ELECTRIC EMPLOYEES. Notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of Pacific Gas & Electric who is employed by an Employing Company and is set forth on an approved schedule of employees, such employee shall be entitled, for vesting purposes hereunder, to years of vesting service accrued under the Pacific Gas and Electric Company Retirement Plan on or after January 1, 1997, in addition to any Years of Service accrued under this Plan.

                                   ARTICLE IV
                       ELECTIVE EMPLOYER CONTRIBUTIONS AND
                       VOLUNTARY PARTICIPANT CONTRIBUTIONS

     4.1 ELECTIVE EMPLOYER CONTRIBUTIONS. An Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to have his Compensation reduced by a whole percentage of his Compensation, which percentage shall not be less than one percent (1%) nor more than thirty percent (30%) of his Compensation, such Elective Employer Contribution to be contributed to his Account under the Plan.

     4.2 MAXIMUM AMOUNT OF ELECTIVE EMPLOYER CONTRIBUTIONS. The maximum amount of Elective Employer Contributions that may be made on behalf of a Participant during any Plan Year to this Plan or any other qualified plan maintained by an Employing Company shall not exceed the dollar limitation set forth in Section 402(g) of the Code in effect at the beginning of such Plan Year.

     4.3    DISTRIBUTION OF EXCESS DEFERRAL AMOUNTS.

            (a) IN GENERAL. Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed (and any corresponding Employer Matching Contributions shall be forfeited) no later than April 15th of each Plan Year, to Participants who allocate (or are deemed to allocate) such amounts to this Plan pursuant to (b) below for the preceding calendar year. Excess Deferral Amounts that are distributed shall not be treated as an Annual Addition. Any Employer Matching Contributions forfeited pursuant to this subsection (a) shall be applied, subject to Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contributions relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

            (b) ASSIGNMENT. The Participant's allocation of amounts in excess of the Code Section 402(g) limits to this Plan shall be in writing; shall be submitted to the Committee no later than March 1st; shall specify the Participant's Excess Deferral Amount for the preceding Plan Year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Section 401(k), 408(k), 408(p), 402(h)(1)(B), 457, 501(c)(18), or 403(b) of the Code,
     exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. A Participant is deemed to notify the Committee of any Excess Deferral Amounts that arise by taking into account only those deferrals under this Plan and any other plans of an Affiliated Employer.

            (c) DETERMINATION OF INCOME OR LOSS. The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to Excess Deferral Amounts is the sum of:

                 (1) income or loss allocated to the Participant's Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Deferral Amount for the year and the denominator of which is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                 (2) if the Committee shall determine in its sole discretion, ten percent (10%) of the amount determined under (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

            Notwithstanding the above, the Committee may designate any reasonable method for computing the income or loss allocable to Excess Deferral Amounts, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

            (d) MAXIMUM DISTRIBUTION AMOUNT. The Excess Deferral Amount, which would otherwise be distributed to the Participant, shall, if there is a loss allocable to such Excess Deferral Amount, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

     4.4 ADDITIONAL RULES REGARDING ELECTIVE EMPLOYER CONTRIBUTIONS. Salary reduction agreements shall be governed by the following:

            (a) A salary reduction agreement shall apply to payroll periods during which such salary reduction agreement is in effect. The Committee, in its discretion, may establish administrative procedures whereby the actual reduction in Compensation may be made to coincide with each payroll period of the Employing Company, or at such other times as the Committee may determine.

            (b) The Committee may amend or revoke its salary reduction agreement with any Participant at any time, if the Committee determines that such revocation or amendment is necessary to ensure that a Participant's additions for any Plan Year will not exceed the limitations of Sections 4.2 and 6.1 of the Plan or to ensure that the Actual Deferral Percentage Test is satisfied.

            (c) Except as required under 4.4(b) above, and under Section 4.5(c) below, no amounts attributable to Elective Employer Contributions may be distributed to a Participant or his Beneficiary from his Account prior to the earlier of:

                 (1) the termination of employment, death or disability of the Participant;

                 (2)   the attainment of age 59 1/2 by the Participant;

                 (3) the termination of the Plan without establishment of a successor plan;

                 (4)   a financial hardship of the Participant pursuant to
            Section 11.6 of the Plan;

                 (5) the date of a sale by an Employing Company to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

                 (6) the date of the sale by an Employing Company or an Affiliated Employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity that is not an Affiliated Employer with respect to the Participant who continues employment with such subsidiary.

     4.5    SECTION 401(k) NONDISCRIMINATION TESTS.

            (a) ACTUAL DEFERRAL PERCENTAGE TEST. The Plan shall satisfy the nondiscrimination test of Section 401(k)(3) of the Code, under which no Elective Employer Contributions shall be made that would cause the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees to exceed either subsection 4.5(a)(1) or (2) as follows:

                 (1) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                 (2) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year does not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible

            Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

            At the election of the Committee, and upon amendment to the Plan, the current year Average Actual Deferral Percentage for current year Non-Highly Compensated Employees may be substituted for the prior year Average Actual Deferral Percentage. However, once an election is made to utilize such current year Average Actual Deferral Percentage in determining the Actual Deferral Percentage, the Committee may not revoke such election without the approval of the Internal Revenue Service, to the extent required under Code Section 401(k)(3)(A).

            (b)  DISTRIBUTION OF EXCESS DEFERRAL CONTRIBUTIONS.

                 (1) IN GENERAL. The Excess Deferral Contributions for a Highly Compensated Employee for a Plan Year that are to be distributed shall be distributed such that the Highly Compensated Employee with the highest amount of Elective Employer Contributions for the Plan Year shall be reduced to the extent required to:

                       (A) distribute the total amount of Excess Deferral Contributions, or

                       (B) cause the amount of such Highly Compensated Employee's Elective Employer Contributions to equal the amount of Elective Employer Contributions of the Highly Compensated Employee with the next highest amount of Elective Employer Contributions for the Plan Year.

            This process must be repeated until all Excess Deferral Contributions are distributed.

                 Excess Deferral Contributions plus any income and minus any loss allocable thereto shall be distributed (and any corresponding Employer Matching Contribution shall be forfeited) to Participants on whose behalf such Excess Deferral Contributions were made within two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, and in any event not later than the last day of the Plan Year following the close of the Plan Year for which such contributions were made. Distribution of Excess Deferral Contributions shall be made to Highly Compensated Employees in accordance with this Section 4.5(b). Any Employer Matching Contributions forfeited pursuant to this Subsection (b)(1) shall be applied, subject to Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contribution relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

                 (2) DETERMINATION OF INCOME OR LOSS. Excess Deferral Contributions to be distributed shall be adjusted for any income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to such Excess Deferral Contributions is the sum of:

                       (A) income or loss allocated to the Participant's Account for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Deferral Contributions to be distributed for the year and the denominator is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                       (B) if the Committee shall determine in its sole discretion, ten percent (10%) of the amount determined under
                 (A) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                 Notwithstanding the above, the Committee may designate any reasonable method for computing the income or loss allocable to Excess Deferral Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                 (3) MAXIMUM DISTRIBUTION AMOUNT. The Excess Deferral Contributions which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the Excess Deferral Amount distributed to the Participant; and shall, if there is a loss allocable to the Excess Deferral Contributions, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

            (c)  SPECIAL RULES.

                 (1) For purposes of this Section 4.5, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have deferral contributions allocated to his account under two (2) or more plans or arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Employer shall be determined as if all such deferral contributions were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Code Section 401(k).

                 (2) In the event that this Plan satisfies the requirements of Code Section 401(k), Code Section 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(k), Code Section 401(a)(4), or 410(b) only if aggregated with this Plan, then the actual deferral percentages shall be determined as if all such plans were a single plan.

                 (3) The determination and treatment of the Elective Employer Contributions and Actual Deferral Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     4.6 VOLUNTARY PARTICIPANT CONTRIBUTIONS. An Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to contribute to his Account a Voluntary Participant Contribution consisting of any whole percentage of his Compensation, which percentage is not less than one percent (1%) nor more than thirty percent (30%) of his Compensation. The maximum Voluntary Participant Contribution shall be reduced by the percent, if any, that is contributed as an Elective Employer Contribution on behalf of such Participant under Section 4.1.

     4.7 MANNER AND TIME OF PAYMENT OF ELECTIVE EMPLOYER CONTRIBUTIONS AND VOLUNTARY PARTICIPANT CONTRIBUTIONS. Contributions made in accordance with Sections 4.1 and 4.6 will be rounded to the next higher multiple of one dollar on a monthly basis. They will be made only through payroll deductions and will be effective as of the payroll period commencing as soon as practicable after the date on which the Participant elects to commence participation in the Plan. Contributions shall be remitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from each Employing Company's general assets, but in any event within the time period prescribed by applicable law.

     4.8 CHANGE IN CONTRIBUTION RATE. A Participant may prospectively change the percentage of his Compensation that he has authorized as the Elective Employer Contribution to be made on his behalf or his Voluntary Participant Contribution to another permissible percentage in accordance with the procedures established by the Committee. Such election shall be effective as soon as practicable after it is made.

     4.9 CHANGE IN CONTRIBUTION AMOUNT. In the event of a change in the Compensation of a Participant, the percentage of the Elective Employer Contribution made on his behalf or his Voluntary Participant Contribution currently in effect shall be applied as soon as practicable with respect to such changed Compensation without action by the Participant.

     4.10   CATCH-UP CONTRIBUTIONS.

            (a) The term "Catch-Up Contributions" shall mean the contributions under this Section 4.10 made by the Employer during the Plan Year at the election of the Participant in lieu of cash compensation and pursuant to a salary reduction agreement.

            (b) Effective for Plan Years beginning on and after January 1, 2002, a Participant who is eligible to make Elective Employer Contributions and who attains age fifty (50) prior to the end of the applicable Plan Year may make a Catch-Up Contribution in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the allowance of such Catch-Up Contributions.

            (c) Catch-Up Contributions shall not be taken into consideration for purposes of determining the amount of Employer Matching Contributions.

            (d) Catch-Up Contributions shall be credited to a subaccount under an Employee's Elective Employer Contribution Subaccount, and shall be initially invested in accordance with the provisions of Section 8.2.

                                    ARTICLE V
                             EMPLOYER CONTRIBUTIONS

     5.1 AMOUNT OF EMPLOYER MATCHING CONTRIBUTIONS. Subject to the provisions of Section 6.1 and 6.2, each Employing Company shall contribute an Employer Matching Contribution on behalf of each Participant in its employ who meets the eligibility requirements of Section 3.1. The amount of the Employer Matching Contribution shall be equal to seventy-five percent (75%) of a Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, however, for purposes of such Employer Matching Contributions, the total of Elective Employer Contributions and Voluntary Participant Contributions in excess of six percent (6%) of the Participant's Compensation for such payroll period shall not be considered. If, as determined as of the end of a Plan Year, a Participant received Employer Matching Contributions on a total of Elective Employer Contributions and Voluntary Participant Contributions that is less than six percent (6%) of his Compensation for the Plan Year because of limitations imposed on a payroll period basis, the Employing Company may make an additional Employer Matching Contribution on behalf of such Participant. However, such additional Employer Matching Contribution will not be based on a total of Elective Employer Contributions and Voluntary Participant Contributions in excess of six percent (6%) of his Compensation for the Plan Year.

     5.2 PAYMENT OF EMPLOYER MATCHING CONTRIBUTIONS. Except as provided herein, Employer Matching Contributions shall be remitted to the Trustee as soon as practicable after the payroll period to which they relate.

     5.3 LIMITATIONS ON EMPLOYER MATCHING CONTRIBUTIONS AND VOLUNTARY PARTICIPANT CONTRIBUTIONS.

            (a) ACTUAL CONTRIBUTION PERCENTAGE TEST. The Plan shall satisfy the nondiscrimination test of Section 401(m) of the Code, under which the Average Contribution Percentage for Eligible Participants shall not exceed either subsection 5.3(a)(1) or (2) as follows:

                 (1) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by 1.25; or

                 (2) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees is in the current Plan Year does not exceed the Average Contribution Percentage for the prior Plan Year for Eligible Participants who were

            Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

            At the election of the Committee, and upon amendment to the Plan, the current year Average Contribution Percentage for current year Non-Highly Compensated Employees may be substituted for the prior year Average Contribution Percentage. However, once an election is made to utilize such current year Average Contribution Percentage in determining the Actual Contribution Percentage, the Committee may not revoke such election without the approval of the Internal Revenue Service, to the extent required under Code Section 401(m)(2)(A). Notwithstanding the foregoing, for the 2000 Plan Year the Average Contribution Percentage of Non-Highly Compensated Employees shall be deemed to be three percent (3%) or, if the Committee elects in accordance with Code Section 401(m)(3), the actual Average Contribution Percentage of Non-Highly Compensated Employees for the 2000 Plan Year.

            (b)  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.

                 (1) IN GENERAL. The Excess Aggregate Contributions for Highly Compensated Employees for a Plan Year that are to be distributed shall be distributed such that the Highly Compensated Employee with the highest amount of Employer Matching Contributions and Voluntary Participant Contributions shall be reduced to the extent required to:

                       (A) distribute the total amount of Excess Aggregate Contributions, or

                       (B) cause the amount of such Highly Compensated Employee's Employer Matching Contributions and Voluntary Participant Contributions to equal the amount of Employer Matching Contributions and Voluntary Participant Contributions of the Highly Compensated Employee with the next highest amount of the Employer Matching Contributions and Voluntary Participant Contributions for the Plan Year.

                 This process must be repeated until all Excess Aggregate
            Contributions are distributed.

                 Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed (or, if forfeitable, forfeited) within two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, and in any event not later than the last day of the following Plan Year, to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the Plan Year. Excess Aggregate Contributions shall be treated as Annual Additions.

                 (2) DETERMINATION OF INCOME OR LOSS. Excess Aggregate Contributions to be distributed shall be adjusted for any income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to such Excess Aggregate Contributions is the sum of:

                       (A) income or loss allocated to the Participant's Account attributable to Voluntary Participant Contributions and Employer Matching Contributions to be distributed for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's Account balance attributable to Voluntary Participant Contributions and Employer Matching Contributions, minus any income or plus any loss occurring during the Plan Year; and

                       (B) if the Committee shall determine in its sole discretion, ten percent (10%) of the amount determined under
                 (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                 Notwithstanding the above, the Committee may designate any reasonable method for computing the income or loss allocable to Excess Aggregate Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                 (3) ACCOUNTING FOR EXCESS AGGREGATE CONTRIBUTIONS. Excess Aggregate Contributions shall be distributed first from Voluntary Participant Contributions allocated to the Participant's Account and any corresponding Employer Matching Contributions shall also be forfeited and then, if necessary, distributed from the remaining Employer Matching Contributions allocated to the Participant's Account.

            (c)  SPECIAL RULES.

                 (1) The Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make voluntary participant contributions, to receive employer matching contributions, or to make deferral contributions under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Employer shall be determined as if all such contributions were made under a single plan.

                 (2) In the event that this Plan satisfies the requirements of Code Section 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(m), 401(a)(4), or 410(b) only if aggregated with this Plan, then the contribution percentages shall be determined as if all such plans were a single plan.

                 (3) The determination and treatment of the Contribution Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     5.4 FIXED PROFIT SHARING CONTRIBUTION. Each Employing Company shall make a Fixed Profit Sharing Contribution to the Accounts of Eligible Participants for each calendar quarter equal to three percent (3%) of such Eligible Participants' Compensation during such calendar quarter. The Fixed Profit Sharing Contribution shall be made without regard to the current or accumulated net profits of the Employing Company. Compensation for purposes of this Section 5.4 shall mean a Participant's Compensation hereunder plus any short-term incentive pay awarded under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.18 herein. The Fixed Profit Sharing Contribution shall be allocated among the Accounts of Eligible Participants in proportion to the ratio that the Compensation of an Eligible Participant during the calendar quarter for which such Fixed Profit Sharing Contribution relates to the Compensation of all Eligible Participants during such calendar quarter. Fixed Profit Sharing Contributions shall be paid to the Trustee as soon as practicable after the expiration of each calendar quarter for which such Fixed Profit Sharing Contribution relates, but in any event not later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year of the payroll period in question.

     5.5 DISCRETIONARY PROFIT SHARING CONTRIBUTION. In addition to the Fixed Profit Sharing Contribution, each Employing Company may, in its sole and absolute discretion, make an annual Discretionary Profit Sharing Contribution to the Accounts of Eligible Participants who are Eligible Employees as of the last day of the Plan Year for which such Discretionary Profit Sharing Contribution relates. The Discretionary Profit Sharing Contribution may be made in a whole dollar amount or as a percentage of the Compensation of each Eligible Participant eligible to receive an allocation of such Discretionary Profit Sharing Contribution under this Section 5.5, and may be made without regard to the current or accumulated net profits of the Employer. Compensation for purposes of this Section 5.5 shall mean a Participant's Compensation hereunder plus any short-term incentive bonus payments under the Mirant Corporation Omnibus Incentive Compensation Plan, to the extent such payments do not exceed 150% of the Participant's Compensation as defined under Section 2.17 herein. The Discretionary Profit Sharing (if any) for a Plan Year will be allocated to the Account of each Eligible Participant in the ratio that the Compensation of each Eligible Participant for the Plan Year bears to the total Compensation of all Eligible Participants for the Plan Year. Discretionary Profit Sharing Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year ending within the Plan Year for the Discretionary Profit Sharing Contribution in question.

     5.6 REVERSION OF EMPLOYING COMPANY CONTRIBUTIONS. Employing Company contributions computed in accordance with the provisions of this Plan shall revert to the Employing Company under the following circumstances:

            (a) In the case of an Employing Company contribution that is made by reason of a mistake of fact, upon written direction of the Employing Company, such contribution shall be returned to the Employing Company within one year after the payment of the contribution.

            (b) If any Employing Company contribution is determined to be nondeductible under Section 404 of the Code, upon written direction of the Employing Company, such Employing Company contribution, to the extent that it is determined to be nondeductible, shall be returned to the Employing Company within one year after the disallowance of the deduction.

            (c) If the Plan receives an adverse determination with respect to its initial qualification under the Code, the Employing Company contribution shall be returned to the Employing Company within one year of the date of such disqualification.

     The amount that may be returned to the Employing Company under this Section 5.6(a) and (b) is the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or disallowance of the deduction. Earnings attributable to the excess contribution shall not be returned to the Employing Company, but losses attributable thereto shall reduce the amount to be returned. If the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the Account of any Participant to be reduced to less than the balance which would have been in the Account had the mistaken amount not been contributed, then the amount to be returned to the Employing Company shall be limited so as to avoid such reduction.

     5.7 CORRECTION OF PRIOR INCORRECT ALLOCATIONS AND DISTRIBUTIONS. Notwithstanding any provisions contained herein to the contrary, in the event that as of any Valuation Date, adjustments are required in any Participants' Accounts to correct any incorrect allocation of contributions or investment earnings or losses, or such other discrepancies in Account balances that may have occurred previously, the Employing Companies may make additional contributions to the Plan to be applied to correct such incorrect allocations or discrepancies. The additional contributions shall be allocated by the Committee to adjust such Participants' Accounts to the value which would have existed on said Valuation Date had there been no prior incorrect allocation or discrepancies. The Committee shall also be authorized to take such other actions as it deems necessary to correct prior incorrect allocations or discrepancies in the Accounts of Participants under the Plan.

                                   ARTICLE VI
                          LIMITATIONS ON CONTRIBUTIONS

     6.1    SECTION 415 LIMITATIONS.

            (a) Notwithstanding any provision of the Plan to the contrary, the total Annual Additions allocated to the Account (and the accounts under all defined contribution plans maintained by an Affiliated Employer) of a Participant for any Limitation Year in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference, shall not exceed the lesser of the following amounts:

                 (1) one-hundred percent (100%) of the Participant's compensation in the Limitation Year; or

                 (2) $40,000 (as such amount may be adjusted from time to time pursuant to Code Section 415(d)).

            (b) For purposes of this Section 6.1, wherever the term "compensation" is used, such term shall mean compensation as defined in Code Section 415(c)(3) and any rulings and regulations thereunder.

     6.2 CORRECTION OF CONTRIBUTIONS IN EXCESS OF SECTION 415 LIMITS. If the Annual Additions for a Participant exceed the limits of Section 6.1 as a result of the allocation of forfeitures, if any, a reasonable error in estimating a Participant's annual compensation for purposes of the Plan, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual, or under other limited facts and circumstances that the Commissioner of the Treasury finds justify the availability of the rules set forth in this Section 6.2, the excess amounts shall not be deemed Annual Additions if they are treated in accordance with any one or more or any combination of the following:

            (a) return to the Participant that portion, or all, of his Voluntary Participant Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1;

            (b) distribute to the Participant that portion, or all, of his Elective Employer Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1;

            (c) forfeiture of that portion, or all, of the Employer Matching Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1; and

            (d) forfeiture of that portion, or all, of the Fixed Profit Sharing Contributions and Discretionary Profit Sharing Contributions that were allocated to the Participant's

     Account (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1.

     Any amounts distributed or returned to the Participant under (a) or (b) above shall be disregarded for purposes of the Actual Deferral Percentage Test and for purposes of the Actual Contribution Percentage Test.

     Any amounts forfeited under this Section 6.2 shall be held in a suspense account (separate from the Suspense Account established under Section 10.3) and shall be applied, subject to Section 6.1, to reduce the next ensuing Employing Company contribution. Such application shall be made prior to any Employing Company contributions that would constitute Annual Additions. No income or investment gains and losses shall be allocated to the suspense account provided for under this Section 6.2. If any amount remains in a suspense account provided for under this Section 6.2 upon termination of this Plan, such amount will revert to the Employing Companies notwithstanding any other provision of this Plan.

                                   ARTICLE VII
                           SUSPENSION OF CONTRIBUTIONS

     7.1 SUSPENSION OF CONTRIBUTIONS. A Participant may (on a prospective basis) voluntarily suspend the Elective Employer Contributions made on his behalf and his Voluntary Participant Contributions in accordance with the procedures established by the Committee. Such suspension shall be effective as soon as practicable after it is made. Whenever Elective Employer Contributions made on a Participant's behalf and Voluntary Participant Contributions are suspended, Employer Matching Contributions shall also be suspended.

     7.2 RESUMPTION OF CONTRIBUTIONS. A Participant may terminate prospectively any suspension under Section 7.1 in accordance with the procedures established by the Committee. Such resumption of contributions shall be effective prospectively as soon as practicable after it is elected. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

                                  ARTICLE VIII
                           INVESTMENT OF CONTRIBUTIONS

     8.1 INVESTMENT FUNDS. The Investment Funds shall be selected from time to time by the Qualified Plans Investment Review Committee (the "Investment Review Committee").

     8.2 INVESTMENT OF CONTRIBUTIONS. Each Participant shall direct, at the time he elects to participate in the Plan and at such other times as may be directed by the Investment Review Committee or pursuant to Section 8.5, that his Elective Employer Contributions, Voluntary Participant Contributions, Fixed Profit Sharing Contributions, Discretionary Profit Sharing Contributions and Employer Matching Contributions be invested in one or more of the Investment Funds, provided such investments are made in one-percent (1%) increments.

     8.3 INVESTMENT OF EARNINGS. Subject to Section 8.7, interest, dividends, if any, and other distributions received by the Trustee with respect to an Investment Fund shall be reinvested in such Investment Fund.

     8.4 TRANSFER OF ASSETS BETWEEN FUNDS. A Participant may direct in accordance with the provisions of this Section 8.4 and such procedures established by the Committee that all of his interest in an Investment Fund or funds attributable to amounts in his Account or any portion of such amount (expressed in number of shares, whole dollar amounts, or one-percent (1%) increments) to the credit of his Account be transferred and invested by the Trustee as of such date in any other Investment Fund as designated by the Participant. Such direction shall be effective as soon as practicable after it is made.

     8.5 CHANGE IN INVESTMENT DIRECTION. Any investment direction given by a Participant shall continue in effect until changed by the Participant. A Participant may change his investment direction as to the future contributions and allocations of his Account in accordance with the procedures established by the Committee, and such direction shall be effective as soon as practicable after it is made.

     8.6 SECTION 404(c) PLAN. This Plan is intended to be a plan described in ERISA Section 404(c) and shall be interpreted in accordance with Department of Labor Regulations Section 1.404c-1, which is incorporated herein by this reference. The Investment Review Committee shall take such actions as it deems necessary or appropriate in its discretion to cause the Plan to comply with such requirements, including, but not limited to, providing Participants with the right to request and receive written confirmation of their investment instructions.

     8.7 OTHER STOCK INVESTMENT FUNDS. In the event that the Committee in its discretion allows a trust-to-trust transfer from the fund of a plan that is primarily invested in the common stock of the employer maintaining the plan into this Plan, the Trustee shall establish and maintain a separate Investment Fund for such common stock on behalf of those Participants invested in common stock prior to the transfer. These Participants may direct investments out of such Investment Fund and into the other Investment Funds in accordance with the procedures of this Article VIII. However, no future investments may be made in such Investment Fund and, should a Participant elect to reduce the portion of his Account that is invested in such Investment Fund, he may not again reinvest additional assets in such Investment Fund. Any interest, dividends, if any, and other distributions received with respect to an Investment Fund established pursuant to this Section
8.7 shall be invested pursuant to the Participant's direction under Section 8.2 hereof.

     8.8 SOUTHERN STOCK FUND. All Southern Stock received by the Plan pursuant to Section 8.7 of the Plan shall be held in the Southern Stock Fund. Participants may direct investments out of the Southern Stock Fund and into the other Investment Funds in accordance with the procedures of this Article VIII. However, Participants may not direct investments into the Southern Stock Fund and, should a Participant elect to direct investments out of the Southern Stock Fund, he may not again direct any amount attributable to such investments back into the Southern Stock Fund. In no event shall the Southern Stock Fund remain as an Investment Fund under the Plan later than the end of the calendar quarter that includes the five-year anniversary of the date on which Southern Stock was first held in the Southern Stock Fund. Any Southern Stock that remains in the Southern Stock Fund on such date shall be reinvested as determined by the Investment Review Committee.

                                   ARTICLE IX
               MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS

     9.1 ESTABLISHMENT OF ACCOUNTS. An Account shall be established for each Participant. In addition, subaccounts shall be established for each Participant to reflect all Elective Employer Contributions, Voluntary Participant Contributions, Employer Matching Contributions, Fixed Profit Sharing Contributions, Discretionary Profit Sharing Contributions and any Rollover Contributions (and the earnings and/or losses on each subaccount). Each Participant will be furnished a statement of his Account at least annually and upon any distribution. In addition, pursuant to Section 19.4 of the Plan, a Participant who was a Southern Employee may also have a Transferred PSP subaccount and a Transferred ESOP subaccount under the Plan.

     9.2 VALUATION OF INVESTMENT FUNDS. A Participant's Account in respect of his interest in each Investment Fund shall be credited or charged, as the case may be, as of each Valuation Date with the dividends, income, gains, appreciation, losses, depreciation, forfeitures, expenses, and other transactions with respect to such Investment Fund for the Valuation Date as of which such credit or charge accrued. Such credits or charges to a Participant's Account shall be made in such proportion and by such method or formula as shall be deemed by the Committee to be necessary or appropriate to account for each Participant's proportionate beneficial interest in the Trust Fund in respect of his interest in each Investment Fund. Investments of each Investment Fund shall be valued at their fair market values as of each Valuation Date as determined by the Trustee, and such valuation shall conclusively establish such value.

     9.3 RIGHTS IN INVESTMENT FUNDS. Nothing contained in this Article IX shall be deemed to give any Participant any interest in any specific property in any Investment Fund or any interest, other than the right to receive payments or distributions in accordance with the Plan.

                                    ARTICLE X
                                     VESTING

     10.1 FULL VESTING. Participants shall at all times be one-hundred percent (100%) vested in all Elective Employer Contributions, Voluntary Participant Contributions and Rollover Contributions made to their Accounts.

     10.2 EMPLOYER MATCHING CONTRIBUTIONS AND PROFIT SHARING CONTRIBUTIONS. A Participant's nonforfeitable percentages of Employer Matching Contributions, Fixed Profit Sharing Contributions and Discretionary Profit Sharing Contributions (and any earnings or losses thereon) shall be based on the Participant's total number of Years of Service, computed without regard to any Years of Service completed after the fifth (5th) consecutive One-Year Break in Service. Such percentages shall be determined from the following schedules:

     EMPLOYER MATCHING CONTRIBUTIONS AND FIXED PROFIT SHARING CONTRIBUTIONS

           Completed               Nonforfeitable             Forfeitable
        Years of Service             Percentage                Percentage
       ------------------          --------------             -----------
          Less than 1                     0%                      100%
       1 but less than 2               33.3%                     66.6%
       2 but less than 3               66.6%                     33.3%
           3 or more                    100%                        0%

     Notwithstanding the foregoing, each Participant who is an Eligible Employee on April 2, 2001 shall at all times be one-hundred percent (100%) vested in all Employer Matching Contributions.

     DISCRETIONARY PROFIT SHARING CONTRIBUTIONS

           Completed               Nonforfeitable             Forfeitable
        Years of Service             Percentage                Percentage
       ------------------          --------------             -----------
          Less than 3                    0%                       100%
           3 or more                   100%                         0%

     10.3 FORFEITURES. That portion of the Account to which the Participant is not entitled shall be credited to the Suspense Account (which will always share in earnings and losses of the Trust) and at such time as the amount becomes available as a Forfeiture shall be applied to reduce the next ensuing Employing Company contribution.

     10.4 BUY-BACK PROCEDURES. A terminated Participant who has voluntarily elected to receive a distribution of the vested portion of his Account pursuant to Section 12.5(a)(2) (or who receives a mandatory lump sum distribution pursuant to Section 12.5(a)(1)) and who returns to the employ of an Employing Company before incurring five (5) consecutive One-Year Breaks in Service shall be permitted to repay the distributed amount to the Trust Fund and thereby be entitled to a restoration of his entire Account under the Plan in an amount not less than that amount determined as of the Valuation Date used to determine the actual payment of the distribution, unadjusted by any subsequent gains or losses. The Participant must repay the full amount distributed to him before the earlier of (a) five (5) years from the first date on which the Participant is subsequently reemployed by the Employer or (b) the close of a period of five (5) consecutive One-Year Breaks in Service commencing after the withdrawal. The permissible sources for restoration of accrued benefits are subsequent (a) income or gain to the Plan; (b) Forfeitures; or (c) Employing Company contributions. Restoration of accrued benefits to which an Employee is entitled under this Section shall be made, as deemed necessary and proper by the Committee, from one or more of the permissible sources named above prior to the normal allocation of such funds under this Plan.

     10.5 DEEMED CASH-OUT AND DEEMED BUY-BACK. Any Participant who terminates employment for any reason at a time when he is zero percent (0%) vested in his Account shall be deemed cashed out of the Plan as of the last day of the month immediately following the month in which occurs his termination of employment. If the terminated Participant returns to the employ of an Employing Company before incurring five (5) consecutive One-Year Breaks in Service, he shall be entitled to a restoration of his benefits under the Plan in an amount not less than that amount determined as of the last day of the month immediately following the month in which occurs his termination of employment, unadjusted by an subsequent gains or losses. The permissible sources for restoration of accrued benefits are subsequent (a) income or gain to the Plan; (b) Forfeitures; or (c) Employing Company contributions. Restoration of accrued benefits to which an Employee is entitled under this Section shall be made, as deemed necessary and proper by the Committee, from one or more of the permissible sources named above prior to the normal allocation of such funds under this Plan.

     10.6   VESTING AFTER ONE-YEAR BREAK IN SERVICE.

            (a) A terminated Participant who is reemployed after incurring a One-Year Break in Service shall be entitled to receive credit for vesting purposes for Years of Service earned prior to the One-Year Break in Service subject to the following rules:

                 (1) If the terminated Participant had a vested right to all or a portion of his Account balance derived from Employing Company contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service upon his date of reemployment.

                 (2) If the terminated Participant did not have a vested right to all or any portion of his Account balance derived from Employing Company contributions at the time of his termination of employment, he shall receive credit for Years of Service earned prior to his One-Year Break in Service provided his number of consecutive One-Year Breaks in Service is less than the greater of five

            (5) or his aggregate Years of Service earned before his One-Year Break in Service.

            (b)  No Years of Service earned after five (5) consecutive
     One-Year Breaks in Service shall be taken into account in determining a Participant's nonforfeitable percentage in his Account balance attributable to Employing Company contributions that were made prior to such five-year period.

     10.7 VESTING AT NORMAL RETIREMENT DATE. Notwithstanding Section 10.2, a Participant shall become one hundred percent (100%) vested in his Account balance upon his Normal Retirement Date provided that he has not separated from service with the Employing Company prior to such date.

     10.8 VESTING UPON DEATH. Notwithstanding Section 10.2, a Participant's Account shall become one hundred percent (100%) vested upon his death if his death occurs while he is an Employee.

                                   ARTICLE XI
                              WITHDRAWALS AND LOANS

     11.1   WITHDRAWALS BY PARTICIPANTS.

            (a) Subject to the provisions of Article XII, this Section 11.1, and Sections 11.2 through 11.6, a Participant may make withdrawals from his vested Account effective as of any Valuation Date in the order of priority as such Participant shall elect, subject to the following conditions:

                 (1) A Participant may only withdraw up to fifty percent (50%) of his Employer Matching Contributions subaccount; provided, however, that the Participant must have participated in the Plan for not less than sixty (60) months in order to make such a withdrawal.

                 (2) Except in the case of hardship as provided in Section 11.6, only a Participant who has attained age 59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)) may withdraw any amount from his Elective Employer Contributions subaccount.

                 (3) A Participant may not withdraw any amounts from Fixed Profit Sharing Contribution, Discretionary Profit Sharing Contribution or Transferred PSP subaccounts.

            (b) For purposes of this Section 11.1, any individual who becomes a Participant solely because a Southern Stock Fund is established on behalf of such individual shall be treated as participating in the Plan as of the date such Southern Stock Fund is established.

            (c) There shall be no limit on the number of withdrawals that may be made during a Plan Year.

     11.2 NOTICE OF WITHDRAWAL. Notice of withdrawal must be given by a Participant in accordance with the procedures established by the Committee, and if such withdrawal would constitute an eligible rollover distribution (within the meaning of Code Section 402(c)(4)), the consent and notice requirements of
Section 12.10 must be satisfied. Payment of a withdrawal shall be made as soon as practicable and in accordance with Section 12.10, if applicable.

     11.3 FORM OF WITHDRAWAL. All distributions under this Article XI shall be made in the form of cash, provided that with respect to any distribution that is attributable to Southern Stock, Pepco common stock or BP Amoco stock, the Participant shall have the right to demand that such portion of the distribution be made in the form of Southern Stock, Pepco common stock or BP Amoco stock, as applicable, to the extent of the whole number of shares of Southern Stock,

Pepco common stock or BP Amoco stock, as applicable, in his Account. Such demand must be made in accordance with the procedures established by the Committee.

     11.4 MINIMUM WITHDRAWAL. No distribution under this Article XI shall be permitted in an amount that has a value of less than $300, unless the value of the amount available under the selected option is less than $300, in which case such available amount will be distributed.

     11.5 SOURCE OF WITHDRAWAL. Withdrawals shall be made pro rata by order of Investment Fund. The value of the amount to be withdrawn under Section 11.1 shall be determined as soon as practicable in accordance with the procedures established by the Committee.

     11.6   REQUIREMENT OF HARDSHIP.

            (a) Except as provided in (e) below and in addition to the other requirements of Article XI, a Participant may make a withdrawal from his Account attributable to Elective Employer Contributions (not including the earnings or appreciation thereon) if the Committee determines that the withdrawal is to be made on account of an immediate and heavy financial need of the Participant, the amount of the withdrawal does not exceed such financial need, and the amount of the withdrawal is not reasonably available from other resources of the Participant.

            (b) For purposes of this Section 11.6, the following shall be deemed to be immediate and heavy financial needs:

                 (1) Medical expenses described in Section 213(d) of the Code, including but not limited to, expenses for:

                       (i) The diagnosis, cure, mitigation, treatment, or prevention of disease, or for the purpose of affecting any structure or function of the body;

                       (ii) transportation primarily for and essential to such expenses referred to in (i) above; or

                       (iii) insurance (including amounts paid as premiums under part B of Title XVIII of the Social Security Act) relating to medical expenses referred to in (i) or (ii) above, provided such expenses are incurred by the Participant, the Participant's spouse or any person whom the Participant may properly claim as a dependent on his federal income tax return or are necessary for such persons to obtain the medical care described above; or

                 (2) Purchase (excluding mortgage payments) of a principal residence for the Participant; or

                 (3) Payment of tuition, related education fees, and room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, child or children, or any person the Participant may properly claim as a dependent on his federal income tax return; or

                 (4) The need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                 (5) Any other need which the Commissioner of the Internal Revenue Service, through the publication of revenue rulings, notices, or other documents of general applicability, deems to be immediate and heavy.

            (c) For purposes of this Section 11.6, a withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need if:

                 (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                 (2) The Participant has obtained all distributions and all nontaxable loans currently available to him under all plans maintained by an Affiliated Employer; and

                 (3) The Participant agrees to suspend all elective employer contributions and voluntary participant contributions to all plans of an Affiliated Employer for at least six (6) months after receipt of the distribution under this Section 11.6.

            (d) When all suspensions pursuant to this Section 11.6 are ended, Elective Employer Contributions and/or Voluntary Participant Contributions may be resumed by the Participant (if the Participant is then eligible and elects to resume such contributions) beginning with the Participant's first payroll period commencing after all suspensions are ended, and Employer Matching Contributions by his Employing Company also shall be resumed. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

            (e)  Notwithstanding (a) above, if a Participant has attained age
     59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), he shall be permitted to make a withdrawal pursuant to Section 11.1(a)(2), even if such withdrawal is not on account of hardship.

     11.7   LOANS TO PARTICIPANTS.

            (a) The Committee may, in its sole discretion, direct the Trustee to make a loan or loans from the Trust Fund to any Participant (other than a Participant with an existing Plan loan in arrears) (1) who is an Employee on the active payroll of an Employing Company, (2) who is receiving long-term disability payments under a plan maintained by his Employing Company, (3) who is on a leave of absence authorized by his Employing Company, or (4) who is a party in interest as defined in Section 3(14) of ERISA. All loan applications shall be made in accordance with the procedures established by the Committee, which shall form a part of this Plan. Such procedures shall establish the terms and conditions of loans under the Plan, including the events constituting default, and shall be consistent with the provisions of this Section 11.7.

            (b) The total amount of all loans outstanding to any one Participant under all qualified plans maintained by an Affiliated Employer shall not exceed the lesser of (1) $50,000, reduced by the excess of the highest outstanding balance of loans from all qualified plans maintained by an Affiliated Employer during the twelve-month period ending on the day before a loan is made, over the outstanding balance of any loans to the Participant from all qualified plans maintained by an Affiliated Employer on the date the loan is made, or (2) fifty percent (50%) of such Participant's Account (excluding the value of such Participant's Fixed Profit Sharing Contributions, Discretionary Profit Sharing Contributions and Transferred PSP subaccounts) as of the Valuation Date coinciding with or next following the date the loan application is made. The minimum amount of any loan shall not equal less than $1,000.

            (c) The order of priority of Investment Fund(s) from which the principal amount of the loan shall be obtained shall be pro rata, provided, however, no funds attributable to a Participant's Fixed Profit Sharing Contributions, Discretionary Profit Sharing Contributions or Transferred PSP subaccounts shall be available for loans.

            (d) The Committee shall adopt and follow uniform and nondiscriminatory procedures in making loans under this Plan to make certain that such loans (1) are available to all Participants on a reasonably equivalent basis, (2) are not made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Participants, (3) bear a reasonable rate of interest, and (4) are adequately secured. The repayment of such loans by any Participant who is an Employee on the active payroll of an Employing Company shall be made through payroll deduction. Any loan repayment shall extend for a period, not to exceed five (5) years, expressed in any number of whole months (including the month the loan is made). The term of any loan may be for a period certain of more than five (5) years, but not to exceed fifteen (15) years, only if the proceeds of such loan are used to acquire any dwelling used or, within a reasonable period of time, to be used as the principal residence of the Participant.

            (e) The Committee shall direct the Trustee to obtain from the Participant such note and adequate security as it may require. All loans made pursuant to this Section 11.7 shall be secured by the Participant's Account, and no other types of collateral may be used to secure a loan from the Plan. Notwithstanding the provisions of Section 17.2, if a Participant defaults on a loan under the Plan or if the Participant's employment terminates prior to full repayment thereof, in addition to any other remedy provided in the loan instruments or by law, the Committee may direct the Trustee to charge against that portion of the Participant's Account which secures the loan the amount required to fully repay the loan. Under no circumstances, however, shall any unpaid loan be charged against a Participant's Account until permitted by applicable law. This Section authorizes only the making of bona fide loans and not distributions, and before resort is made against a Participant's Account for his failure to repay any loan, such other reasonable efforts to collect the same shall be made by the Committee as it deems reasonable and practical under the circumstances.

            (f) No distribution shall be made to any Participant unless and until all unpaid loans to such Participant have either been paid in full or deducted from the Participant's Account.

            (g) All loans made under this Section 11.7 shall be considered earmarked investments of the Participant's Account, and any repayment of principal and interest shall be reinvested in accordance with the Participant's investment direction in effect on the date of such repayment pursuant to Article VIII of the Plan.

                                   ARTICLE XII
                          DISTRIBUTION TO PARTICIPANTS

     12.1   DISTRIBUTION UPON RETIREMENT.

            (a) If a Participant's employment with the Affiliated Employers is terminated as a result of his retirement on or after his Early Retirement Date or his Normal Retirement Date, in addition to the withdrawal options under Section 11.1, the entire balance credited to his Account shall be payable to him in a single lump sum distribution at such time requested by the Participant pursuant to Section 12.6 and in accordance with the procedures established by the Committee. The distribution shall commence as soon as practicable after the Valuation Date selected by the Participant.

            (b) Notwithstanding a Participant's election to defer the receipt of the benefits under (a) above, the Committee shall direct payment in a single lump sum to such Participant if the balance of his Account does not exceed $5,000 in accordance with the requirements of Code Section 411(a)(11). The Committee shall not cash-out any Participant whose Account balance exceeds $5,000 without the written consent of the Participant.

     12.2 DISTRIBUTION UPON DISABILITY. If a Participant's employment with the Affiliated Employers is terminated prior to his Normal Retirement Date by reason of his total and permanent disability, as determined by the Social Security Administration and evidenced in a writing provided to the Committee, such disabled Participant, in addition to the withdrawal options under Section 11.1, shall be entitled to receive the entire vested value credited to his Account at such time as requested by the Participant or such legal representative pursuant to Section 12.6 and in accordance with the procedures established by the Committee. Any distribution pursuant to this Section 12.2 shall be made in a single lump sum as soon as practicable after the selected Valuation Date.

     Notwithstanding the foregoing, the Committee shall direct payment in a single lump sum to such Participant or his legal representative if the balance of such Participant's Account does not exceed $5,000 in accordance with the requirements of Code Section 411(a)(11).

     12.3 DISTRIBUTION UPON DEATH. If a Participant's employment with the Affiliated Employers is terminated by reason of death, the entire balance credited to the Participant's Account shall be distributed as soon as practicable to the Participant's surviving Beneficiary or Beneficiaries in a lump sum.

     12.4 DESIGNATION OF BENEFICIARY. A Participant may designate a Beneficiary or Beneficiaries (who may be designated contingently) to receive all or part of the amount credited to his Account in case of his death before his receipt of all of his benefits under the Plan, provided that the Beneficiary of a married Participant shall be the Participant's Surviving

Spouse, unless such Surviving Spouse shall consent in a writing witnessed by a notary public, which writing acknowledges the effect of the Participant's designation of a Beneficiary other than such Surviving Spouse. However, if such Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because the Surviving Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, a designation by Participant without the consent of the Surviving Spouse shall be valid.

     Any consent necessary under this Section 12.4 shall be valid and effective only with respect to the Surviving Spouse who signs the consent or, in the event of a deemed consent, only with respect to a designated Surviving Spouse.

     A Participant may revoke a designation of Beneficiary at any time before the commencement of the distribution of benefits. Such a revocation will not require the consent of any Beneficiary or of the Participant's Surviving Spouse. A Beneficiary designation or change or revocation of a Beneficiary designation will be made in accordance with the procedures established by the Committee. Notwithstanding the foregoing, if a divorced Participant wishes to retain his former spouse as his designated Beneficiary, such Participant must re-designate the former spouse as designated Beneficiary subsequent to the date of the applicable divorce decree.

     If no designated Beneficiary shall be living at the death of the Participant and/or such Participant's Beneficiary designation is not valid and enforceable under applicable law or the procedures of the Committee, such Participant's Beneficiary or Beneficiaries shall be the person or persons in the first of the following classes of successive preference, if then living:

            (a)  the Participant's spouse on the date of his death,

            (b)  the Participant's children, equally,

            (c)  the Participant's parents, equally,

            (d)  the Participant's brothers and sisters, equally, or

            (e)  the Participant's estate.

Payment to such one or more persons shall completely discharge the Plan and the Trustee with respect to the amount so paid.

     12.5   DISTRIBUTION UPON TERMINATION OF EMPLOYMENT.

            (a) If a Participant's employment with the Affiliated Employers is terminated for any reason other than in accordance with Sections 12.1, 12.2, and 12.3, the vested balance to the credit of the Participant's Account shall be payable in a single lump sum. Such lump sum distribution shall be made as soon as practicable after the Participant's termination of employment, provided that one of the following conditions is met:

                 (1) the Participant's vested Account balance does not exceed $5,000 in accordance with Code Section 411(a)(11), or

                 (2) in accordance with Section 12.10, the Participant elects to receive a distribution of his vested Account balance.

            (b)  A Participant who does not receive a distribution under
     Section 12.5(a)(1) may elect to defer the commencement of the distribution of his Account following the termination of his employment until a later Valuation Date, provided that such distribution shall commence not later than the date required under Section 12.6 of the Plan. In addition to the withdrawal options under Section 11.1, any deferred distribution shall commence as soon as practicable after the Valuation Date selected by the Participant.

     12.6   COMMENCEMENT OF BENEFITS.

            (a) Notwithstanding any other provision of the Plan, and except as further provided in Section 12.6(b) below, if the Participant does not elect to defer commencement of his benefit payments, the payment of his benefits shall begin at the Participant's election no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

                 (1)   the Participant reaches age sixty-five (65),

                 (2) the Participant's tenth (10th) anniversary of participation under the Plan, or

                 (3) the Participant's termination of employment with the Affiliated Employers.

            (b) In no event shall the distribution of amounts in a Participant's Account commence later than the April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or terminates employment with the Affiliated Employers, in accordance with regulations prescribed by the Secretary of the Treasury. Notwithstanding the foregoing, the payment of benefits to a Participant who is a five percent (5%) owner of Mirant Corporation or an Affiliated Employer (as determined pursuant to Code Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall begin not later than April 1st, of the calendar year following the calendar year in which the Participant attains age 70 1/2 regardless of the Participant's termination from employment.

            Any distribution made under this Plan shall be made in accordance with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefits requirements under Code Section 401(a)(9)(G) and the Treasury

     Regulations thereunder. Notwithstanding the preceding and any Plan provision to the contrary, with respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed in January of 2001. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service. Following issuance of the final regulations, the provisions of the final regulations shall apply immediately following the date that the proposed regulations cease to apply.

     12.7 TRANSFER BETWEEN EMPLOYING COMPANIES. A transfer by a Participant from one Employing Company to another Employing Company shall not affect his participation in the Plan. A transfer by a Participant from an Employing Company to an Affiliated Employer that is not an Employing Company shall not be deemed to be a termination of employment with an Employing Company.

     12.8 DISTRIBUTIONS TO ALTERNATE PAYEES. If the Participant's Account under the Plan shall become subject to any domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the immediate distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the Employing Company's notification to the Participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the Participant's termination of employment, or his attainment of age fifty (50), if earlier, and shall not commence later than the date the Participant's (or his Beneficiary's) benefit payments otherwise commence. Such distribution to an alternate payee shall be made only in a manner permitted under Articles XI or XII of the Plan and only to the extent the Participant would be eligible for such distribution option.

     12.9 REQUIREMENT FOR DIRECT ROLLOVERS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article XII, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     12.10 CONSENT AND NOTICE REQUIREMENTS. If the value of the vested portion of a Participant's Account derived from Employing Company and Employee contributions exceeds $5,000 determined in accordance with the requirements of Code Section 411(a)(11), the Participant must consent to any distribution of such vested account balance prior to his Normal Retirement Date. The consent of the Participant shall be obtained in writing within the ninety-

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day period ending on the first day of the first period for which an amount is payable under this Plan.

     The Committee or its delegate shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3); such notification shall be provided no less than 30 days and no more than 90 days prior to the distribution date.

     Distributions may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

            (a) the Committee informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and a particular distribution option, and

            (b) the Participant, after receiving the notice, affirmatively elects a distribution.

     12.11 FORM OF PAYMENT. All distributions under this Article XII shall be made in the form of cash, provided that the person entitled to such distribution may demand that the portion of any distribution that is attributable to Southern Stock, Pepco common stock or BP Amoco stock be distributed in the form of such Southern Stock, Pepco common stock or BP Amoco stock, respectively, to the extent of the whole number of shares in the Participant's Account, with a cash adjustment for any fractional shares.

     12.12 PARTIAL DISTRIBUTION UPON TERMINATION OF EMPLOYMENT. If a Participant's employment with the Affiliated Employers is terminated and such Participant is deemed not to have separated from service within the meaning of Code Section 401(k)(2)(B)(i)(I), such Participant, in addition to the withdrawal options available under Article XI, shall be entitled to elect a lump sum distribution of the entire balance to the credit of his Account less the amount credited to his Elective Employer Contribution subaccount. The amounts credited to his Elective Employer Contribution subaccount may be distributed in a lump sum distribution as such time permitted pursuant to Code Section 401(k)(2)(B)(i) and Section 4.4(c) hereof. Such lump sum distributions shall otherwise be subject to this Article XII.

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                                  ARTICLE XIII
                           ADMINISTRATION OF THE PLAN

     13.1 MEMBERSHIP OF COMMITTEE. The Plan shall be administered by the Americas Benefits Committee, which shall consist of such individuals as may be appointed from time to time by the Board of Managers or its delegate. The Committee may select a Secretary (who may, but need not, be a member of the Committee) to keep its records or to assist it in the discharge of its duties.

     13.2 ACCEPTANCE AND RESIGNATION. Any person appointed to be a member of the Committee shall signify his acceptance in writing to the Chairman of the Committee. Any member of the Committee may resign by delivering his written resignation to the Committee and such resignation shall become effective upon delivery or upon any later date specified therein.

     13.3 TRANSACTION OF BUSINESS. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any meeting thereof or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

     13.4 RESPONSIBILITIES IN GENERAL. The Committee shall administer the Plan and shall have the discretionary authority, power, and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan and to control and manage the operation and administration of the Plan. The Committee shall have the discretion to interpret the Plan, including any ambiguities herein, and to determine the eligibility for benefits under the Plan in its sole discretion. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive, and binding on all persons, except as otherwise provided herein or by law, and may be relied upon by the Company, all Employing Companies, the Trustee, the Participants, and their Beneficiaries. Any discretionary actions to be taken under the Plan by the Committee with respect to Employees and Participants or with respect to benefits shall be uniform in their nature and applicable to all persons similarly situated.

     13.5 COMMITTEE AS NAMED FIDUCIARY. For the purpose of compliance with the provisions of ERISA, the Committee shall be deemed the administrator of the Plan as the term "administrator" is defined in ERISA, and the Committee shall be, with respect to the Plan, a named fiduciary as that term is defined in ERISA. For the purpose of carrying out its duties, the Committee may, in its discretion, allocate its responsibilities under the Plan among its members and may, in its discretion, designate persons (in writing or otherwise) other than members of the Committee to carry out such responsibilities of the Committee under the Plan as it may see fit.

     13.6 RULES FOR PLAN ADMINISTRATION. The Committee may make and enforce rules and regulations for the administration of the Plan consistent with the provisions thereof and may prescribe the use of such forms or procedures as it shall deem appropriate for the administration of the Plan.

     13.7 EMPLOYMENT OF AGENTS. The Committee may employ independent qualified public accountants, as such term is defined in ERISA, who may be accountants to the Company and any Affiliated Employer, legal counsel who may be counsel to the Company and any Affiliated Employer, other specialists, and other persons as the Committee deems necessary or desirable in connection with the administration of the Plan. The Committee and any person to whom it may delegate any duty or power in connection with the administration of the Plan, the Company and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any independent qualified public accountant, counsel, or other specialist, or other person selected by the Committee, or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee.

     13.8 CO-FIDUCIARIES. It is intended that to the maximum extent permitted by ERISA, each person who is a fiduciary (as that term is defined in ERISA) with respect to the Plan shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust, as shall each person designated by any fiduciary to carry out any fiduciary responsibilities with respect to the Plan or the Trust. No fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust.

     13.9 GENERAL RECORDS. The Committee shall maintain or cause to be maintained an Account (and any separate subaccount) which accurately reflects the interest of each Participant, as provided for in Section 9.1, and shall maintain or cause to be maintained all necessary books of account and records with respect to the administration of the Plan. The Committee shall mail or cause to be mailed to Participants reports to be furnished to Participants in accordance with the Plan or as may be required by ERISA. Any notices, reports, or statements to be given, furnished, made, or delivered to a Participant shall be deemed duly given, furnished, made, or delivered when addressed to the Participant and delivered to the Participant in person or mailed by ordinary mail to his address last communicated to the Committee (or its delegate) or to his Employing Company.

     13.10 LIABILITY OF THE COMMITTEE. In administering the Plan, except as may be prohibited by ERISA, neither the Committee nor any person to whom it may delegate any duty or power in connection with administering the Plan shall be liable for any action or failure to act except for its or his own gross negligence or willful misconduct; nor for the payment of any amount under the Plan; nor for any mistake of judgment made by him or on his behalf as a member of the Committee; nor for any action, failure to act, or loss unless resulting from his own gross negligence or willful misconduct; nor for the neglect, omission, or wrongdoing of any other member of the Committee. No member of the Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Committee.

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     13.11  REIMBURSEMENT OF EXPENSES AND COMPENSATION OF COMMITTEE. Members of
the Committee shall be reimbursed by the Company for expenses they may individually or collectively incur in the performance of their duties. Each member of the Committee who is a full-time employee of the Company or of any Employing Company shall serve without compensation for his services as such member; each other member of the Committee shall receive such compensation, if any, for his services as the Board of Managers may fix from time to time.

     13.12 EXPENSES OF PLAN AND TRUST FUND. The expenses of establishment and administration of the Plan and the Trust Fund, including all fees of the Trustee, auditors, and counsel, shall be paid by the Company or the Employing Companies. Notwithstanding the foregoing, to the extent provided in the Trust Agreement, certain administrative expenses may be paid from the Trust Fund either directly or through reimbursement of the Company or the Employing Companies. Any expenses directly related to the investments of the Trust Fund, such as stock transfer taxes, brokerage commissions, or other charges incurred in the acquisition or disposition of such investments, shall be paid from the Trust Fund (or from the particular Investment Fund to which such fees or expenses relate) and shall be deemed to be part of the cost of such securities or deducted in computing the proceeds therefrom, as the case may be. Investment management fees for the Investment Funds shall be paid from the particular Investment Fund to which they relate either directly or through reimbursement of the Company or the Employing Companies unless the Company or the Employing Companies do not elect to receive reimbursement for payment of such expenses. Taxes, if any, on any assets held or income received by the Trustee and transfer taxes on the transfer of any common stock from the Trustee to a Participant or his Beneficiary shall be charged appropriately against the Accounts of Participants as the Committee shall determine. Any expenses paid by the Company pursuant to Section 13.11 and this section shall be subject to reimbursement by other Employing Companies of their proportionate shares of such expenses as determined by the Committee.

     13.13 RESPONSIBILITY FOR FUNDING POLICY. The Investment Review Committee shall have responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA.

     13.14 MANAGEMENT OF ASSETS. The Investment Review Committee shall have responsibility with respect to control or management of the assets of the Plan. The Trustee shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement, except to the extent that an investment advisor (who qualifies as an Investment Manager as that term is defined in ERISA) who may be appointed by the Investment Review Committee shall have responsibility for the management of the assets of the Plan, or some part thereof (including power to acquire and dispose of the assets of the Plan, or some part thereof).

     13.15 NOTICE AND CLAIMS PROCEDURES. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Committee shall:

            (a) provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such Participant or Beneficiary; and

            (b) afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

     13.16 BONDING. Unless otherwise determined by the Board of Managers or required by law, no member of the Committee shall be required to give any bond or other security in any jurisdiction.

     13.17 MULTIPLE FIDUCIARY CAPACITIES. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a party in interest, as that term is defined in ERISA.

     13.18 CHANGE IN ADMINISTRATIVE PROCEDURES. Notwithstanding any provision in the Plan to the contrary, the Committee shall be authorized to take whatever actions it deems necessary or appropriate in its discretion to implement administrative procedures, including, but not limited to, suspending plan participation (to the extent permitted by applicable law) and suspending changes in investment directions and fund transfers, even though otherwise permitted or required under the Plan.

     13.19 LIABILITY OF THE INVESTMENT REVIEW COMMITTEE. In performing its responsibilities under the Plan, except as may be prohibited by ERISA, neither the Investment Review Committee nor any person to whom the Investment Review Committee may delegate any duty or power in connection with its responsibilities under the Plan shall be liable for any action or failure to act except for its or his own gross negligence or willful misconduct; nor for the payment of any amount under the Plan; nor for any mistake of judgment made by him or on his behalf as a member of the Investment Review Committee; nor for any action, failure to act, or loss unless resulting from his own gross negligence or willful misconduct; nor for the neglect, omission, or wrongdoing of any other member of the Investment Review Committee. No member of the Investment Review Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Investment Review Committee.

                                   ARTICLE XIV
                               TRUSTEE OF THE PLAN

     14.1 TRUSTEE. The Company has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in the Plan. If the Board of Managers so determines, the Company may enter into a Trust Agreement or Trust Agreements with additional trustees. Any Trust Agreement may be amended by the Company from time to time in accordance with its terms. Any Trust Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held, administered, invested, and distributed by the Trustee, and that no part of the corpus or income of the Trust held by the Trustee shall be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, except as otherwise provided in the Plan. Any Trust Agreement may also provide that the investment and reinvestment of the Trust Fund, or any part thereof may be carried out in accordance with directions given to the Trustee by an Investment Manager or Investment Managers (as that term is defined in ERISA) who may be appointed by the Committee. The Board of Managers may remove any Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, the Board of Managers shall appoint a successor Trustee.

     14.2 VOTING OF OTHER INVESTMENT FUND SHARES. The voting of the shares in any Investment Fund shall be determined pursuant to Section 5 of the Trust Agreement. In the event certain shares in any Investment Fund are not addressed in Section 5 of the Trust Agreement, the Committee or its delegate shall direct the Trustee how to vote such shares.

     14.3 UNINVESTED AMOUNTS. The Trustee may keep uninvested an amount of cash sufficient in its opinion to enable it to carry out the purposes of the Plan.

     14.4 INDEPENDENT ACCOUNTING. The Board of Managers shall select a firm of independent public accountants to examine and report annually on the financial position and the results of operation of the Trust forming a part of the Plan.

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

                                   ARTICLE XV
                      AMENDMENT AND TERMINATION OF THE PLAN

     15.1 AMENDMENT OF THE PLAN. The Plan may be amended or modified by the Board of Managers pursuant to its written resolutions at any time and from time to time; provided, however, that no such amendment or modification shall make it possible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Plan, including such part as is required to pay taxes and administration expenses of the Plan. The Plan may also be amended or modified by the Committee (a) if such amendment or modification does not involve a substantial increase in cost to any Employing Company, or (b) as may be necessary, proper, or desirable in order to comply with laws or regulations enacted or promulgated by any federal or state governmental authority and to maintain the qualification of the Plan under Section 401(a) and 501(a) of the Code and the applicable provisions of ERISA, as provided in regulations prescribed by the Secretary of Treasury.

     No amendment to the Plan shall have the effect of decreasing a Participant's vested interest in his Account, determined without regard to such amendment, as of the later of the date such amendment is adopted or the date it becomes effective. In addition, if the vesting schedule of the Plan is amended, any Participant who has completed at least three (3) Years of Service and whose vested interest is at any time adversely affected by such amendment may elect to have his vested interest determined without regard to such amendment during the election period defined under Section 411(a)(10) of the Code. Finally, no amendment shall eliminate an optional form of benefit in violation of Code
Section 411(d)(6).

     15.2 TERMINATION OF THE PLAN. It is the intention of the Employing Companies to continue the Plan indefinitely. However, the Board of Managers pursuant to its written resolutions may at any time and for any reason suspend or terminate the Plan or suspend or discontinue the making of contributions of all Participants and of contributions by all Employing Companies. Any Employing Company may, by action of its board of directors and approval of the Board of Managers, suspend or terminate the making of contributions of Participants in the employ of such Employing Company and of contributions by such Employing Company.

     In the event of termination of the Plan or partial termination or upon complete discontinuance of contributions under the Plan by all Employing Companies or by any one Employing Company, the amount to the credit of the Account of each Participant whose Employing Company shall be affected by such termination or discontinuance shall be determined as of the next Valuation Date and shall be distributed to him or his Beneficiary thereafter at such time or times and in such nondiscriminatory manner as is determined by the Committee in compliance with the restrictions on distributions as set forth in Code Section 401(k).

     15.3 MERGER OR CONSOLIDATION OF THE PLAN. The Plan shall not be merged or consolidated with nor shall any assets or liabilities thereof be transferred to any other plan unless each Participant of the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had then terminated).

                                   ARTICLE XVI
                             TOP-HEAVY REQUIREMENTS

     16.1 TOP-HEAVY PLAN REQUIREMENTS. For any Plan Year the Plan shall be determined to be a top-heavy plan, the Plan shall provide the minimum allocation requirement of Section 16.3.

     16.2   DETERMINATION OF TOP-HEAVY STATUS.

            (a) The Plan shall be determined to be a top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 60% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

            (b) The Plan shall be determined to be a super-top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 90% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

            (c) In the case of a Required Aggregation Group, each plan in the group will be considered a top-heavy plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a top-heavy plan if the Aggregation Group is not a Top-Heavy Group.

            In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a top-heavy plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a top-heavy plan even if the Permissive Aggregation Group is a Top-Heavy Group.

            (d) For purposes of this Article XVI, if any Employee is a non-Key Employee for any Plan Year, but such Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Accrued Retirement Income and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a top-heavy or super-top-heavy plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, if an Employee or former Employee has not performed any services for any Employing Company maintaining the Plan at any time during the five-year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income shall be excluded in determining whether this Plan is a top-heavy or super-top-heavy plan.

            (e) Only those plans of the Affiliated Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top-heavy plans.

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

     16.3   MINIMUM ALLOCATION FOR TOP-HEAVY PLAN YEARS.

            (a) Notwithstanding anything herein to the contrary for any top-heavy Plan Year, the Employing Company contribution allocated to the Account of each non-Key Employee shall be an amount not less than the lesser of: (1) 3% of such Participant's compensation for that Plan Year, or
     (2) a percentage of that Participant's compensation not to exceed the percentage at which contributions are made under the Plan for the Key Employee for whom such percentage is highest for that Plan Year.

            (b) For purposes of the minimum allocation of Section 16.3(a), the percentage allocated to the Account of any Key Employee shall be equal to the ratio of the Employing Company contributions allocated on behalf of such Key Employee divided by the compensation of such Key Employee for that Plan Year.

            (c) For any top-heavy Plan Year, the minimum allocations of Section 16.3(a) shall be allocated to the Accounts of all non-Key Employees who are Participants and who are employed by the Affiliated Employers on the last day of the Plan Year.

            (d) Effective for Plan Years beginning on or after January 1, 2002, Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2).

            (e) Notwithstanding the foregoing, in any Plan Year in which a non-Key Employee is a Participant in both this Plan and a defined benefit plan, and both such plans are top-heavy plans, the Affiliated Employers shall not be required to provide a non-Key Employee with both the full separate minimum defined benefit and the full separate defined contribution plan allocations. Therefore, if a non-Key Employee is participating in a defined benefit plan maintained by the Affiliated Employers and the minimum benefit under Code Section 416(c)(1) is provided the non-Key Employee under such defined benefit plan, the minimum allocation provided for above shall not be applicable, and no minimum allocation shall be made on behalf of the non-Key Employee. Alternatively, the Employing Company may satisfy the minimum allocation requirement of Code Section 416(c)(2) for the non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(M-12).

                                       55
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                                  ARTICLE XVII
                               GENERAL PROVISIONS

     17.1 PLAN NOT AN EMPLOYMENT CONTRACT. The Plan shall not be deemed to constitute a contract between an Affiliated Employer and any Employee, nor shall anything herein contained be deemed to give any Employee any right to be retained in the employ of an Employing Company or to interfere with the right of an Employing Company to discharge any Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

     17.2 NO RIGHT OF ASSIGNMENT OR ALIENATION. Except as may be otherwise permitted or required by law, no right or interest in the Plan of any Participant or Beneficiary and no distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer (except by death), assignment (either at law or in equity), pledge, encumbrance, charge, attachment, garnishment, levy, execution, or other legal or equitable process, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, attach, garnish, levy, or execute or enforce any other legal or equitable process against the same shall be void, nor shall any such right, interest, distribution, or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to such right, interest, distribution, or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any such right, interest, distribution, or payment, voluntarily or involuntarily, or if any action shall be taken that is in violation of the provisions of the immediately preceding sentence, the Committee may hold or apply or cause to be held or applied such right, interest, distribution, or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as is in accordance with applicable law. In addition, a Participant's benefits may be offset pursuant to a judgment, order, or decree issued (or settlement agreement entered into) if and to the extent that such offset is permissible or required under Code Section 401(a)(13).

     Notwithstanding the above, the Committee and the Trustee shall comply with any domestic relations order (as defined in Section 414(p)(1)(B) of the Code) that is a qualified domestic relations order satisfying the requirements of
Section 414(p) of the Code. The Committee shall establish procedures for (a) notifying Participants and alternate payees who have or may have an interest in benefits that are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits that are subject to qualified domestic relations orders.

     17.3 PAYMENT TO MINORS AND OTHERS. If the Committee determines that any person entitled to a distribution or payment from the Trust Fund is an infant or incompetent or is unable to care for his affairs by reason of physical or mental disability, it may cause all distributions or payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow the application of payments so made. Payments made pursuant to this provision shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

     17.4 SOURCE OF BENEFITS. The Trust Fund established under the Plan shall be the sole source of the payments or distributions to be made in accordance with the Plan. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

     17.5 UNCLAIMED BENEFITS. If the Committee is unable, within five (5) years after any distribution becomes payable to a Participant or Beneficiary, to make or direct payment to the person entitled thereto because the identity or whereabouts of such person cannot be ascertained, notwithstanding the mailing of due notice to such person at his last known address as indicated by the records of either the Committee or his Employing Company, then such benefit or distribution will be disposed of as follows:

            (a) If the whereabouts of the Participant is unknown to the Committee, distribution will be made to the Participant's Beneficiary or Beneficiaries. Payment to such one or more persons shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid.

            (b) If none of the persons described in (a) above, can be located, then the benefit payable under the Plan shall be forfeited and shall be applied to reduce future Employing Company contributions. Notwithstanding the foregoing sentence, such benefit shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefit.

     17.6 GOVERNING LAW. The provisions of the Plan and the Trust shall be construed, administered, and enforced in accordance with the laws of the State of Georgia, except to the extent such laws are preempted by the laws of the United States.

                                       57
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                                  ARTICLE XVIII
                         SPECIAL RULES FOR PARTICIPANTS
               FORMERLY EMPLOYED BY POTOMAC ELECTRIC POWER COMPANY

     18.1 APPLICATION. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XVIII apply to Eligible Employees who were employed by Potomac Electric Power Company ("Pepco") immediately preceding, and hired by an Affiliated Employer or Southern Affiliate immediately following, the acquisition of all or substantially all the assets of certain power generating facilities owned by Pepco (the "Facilities") and who were set forth on an approved schedule of employees (the "Pepco Employees").

     18.2 HOURS OF SERVICE. For all purposes under the Plan, for Pepco Employees only, Hours of Service shall include all hours of service credited under the PEPCO Retirement Savings Plan for Exempt Employees and the Pepco Non-Bargaining, Non-Exempt Retirement Savings Plan (collectively, the "Pepco Plans") to any Pepco Employee as of the date of the acquisition of the Facilities (the "Pepco Effective Date").

     18.3 YEARS OF SERVICE. For all purposes under the Plan, for Pepco Employees only, Years of Service shall include all years of service credited under the Pepco Plans to any Pepco Employee as of the Pepco Effective Date.

     18.4 ACCEPTANCE OF TRUST-TO-TRUST TRANSFER. In January of 2001, the Plan accepted trust-to-trust transfers from the Pepco Plans of the accounts in the Pepco Plans of those Participants who were Pepco Employees and who elected to make such transfers to the Plan. Each account so transferred was allocated among the corresponding subaccounts of the Participant in this Plan as follows: the portion of the Participant's account in the Pepco Plans attributable to the "pre-tax contribution account," as that term was defined in the Pepco Plans, was allocated to his Elective Employer Contributions subaccount under this Plan; the portion attributable to the "after-tax contribution account," as that term was defined in the Pepco Plans, was allocated to his Voluntary Participant Contributions subaccount under this Plan; the portion attributable to the "matching contribution account," as that term was defined in the Pepco Plans, was allocated to his Employer Matching Contributions subaccount (and such portion of his Employer Matching Contributions subaccount is one-hundred percent (100%) vested at all times); and the portion attributable to the "rollover contribution account," as that term was defined in the Pepco Plans, was allocated to his Rollover Contributions subaccount under this Plan.

     18.5 IN-SERVICE WITHDRAWALS. In determining the ability of a Participant who was a Pepco Employee to withdraw amounts under Section 11.1(a)(1) of the Plan, the Participant shall be given credit for any participation in the Pepco Plans.

     18.6 SUNSET OF TRANSFERRED PEPCO STOCK. Any Investment Fund containing common stock of Pepco, which was transferred to this Plan pursuant to the provisions of Section 8.7, shall be eliminated by the Committee as of the date that is five (5) years following the Pepco Effective Date. Any Pepco common stock that remains in a Pepco Employee's Investment Fund on such date shall be reinvested as determined by the Investment Review Committee.

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     18.7   LOANS UNDER THE PEPCO PLANS. Any loans that were made to Pepco
Employees pursuant to the terms of the Pepco Plans were transferred to this Plan and became loans under this Plan, subject to the provisions of Section 11.7 of the Plan. The number of loans so transferred could not exceed four (4). The transfer of such loans, and the terms and conditions thereof, were made in accordance with the procedures established by the Committee.

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                                   ARTICLE XIX
                         SPECIAL RULES FOR PARTICIPANTS
                    FORMERLY EMPLOYED BY THE SOUTHERN COMPANY

     19.1 APPLICATION. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XIX apply to Eligible Employees who were hired by an Affiliated Employer and who were former participants in a Southern Plan whose accounts in the Southern Plans were transferred to this Plan between May 1, 2001 and July 2, 2001 (the "Southern Employees").

     19.2 HOURS OF SERVICE. For all purposes under the Plan, for Southern Employees only, Hours of Service shall include all hours of service credited under the Southern Plans to any Southern Employee as of the effective date of the Plan.

     19.3 YEARS OF SERVICE. For all purposes under the Plan, for Southern Employees only, Years of Service shall include all years of service credited under the Southern Plans to any Southern Employee as of the effective date of the Plan.

     19.4 ACCEPTANCE OF TRUST-TO-TRUST TRANSFER. During May and June of 2001, the Plan accepted trust-to-trust transfers from the Southern Plans of the accounts in the Southern Plans of those Participants who were Southern Employees. Each account in the Southern ESP so transferred was then allocated among the corresponding subaccounts of the Participant in this Plan as follows: the portion of the Participant's account in the Southern ESP attributable to "elective employer contributions," as that term was defined in the Southern ESP, was allocated to his Elective Employer Contributions subaccount under this Plan; the portion attributable to "voluntary participant contributions," as that term was defined in the Southern ESP, was allocated to his Voluntary Participant Contributions subaccount under this Plan; the portion attributable to "employer matching contributions," as that term was defined in the Southern ESP, was allocated to his Employer Matching Contributions subaccount under this Plan (and such portion of his Employer Matching Contributions subaccount is one hundred percent (100%) vested at all times); and the portion attributable to "rollover contributions," as that term was defined in the Southern ESP, was allocated to his Rollover Contributions subaccount under this Plan. Each account under the Southern PSP transferred to this Plan was allocated to a separate bookkeeping subaccount (the "Transferred PSP" subaccount) under this Plan, which subaccount will not vest until the Participant completes five (5) Years of Service, at which time it will be one hundred percent (100%) vested. Finally, each account under the Southern ESOP transferred to this Plan was allocated to a separate bookkeeping subaccount (the "Transferred ESOP" subaccount") under this Plan, which subaccount is one hundred percent (100%) vested at all times.

     19.5 IN-SERVICE WITHDRAWALS. In determining the ability of a Participant who was a Southern Employee to withdraw amounts under Section 11.1(a)(1) of the Plan, the Participant shall be given credit for any participation in the Southern Plans.

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     19.6   LOANS UNDER THE SOUTHERN PLANS. Any loans that were made to Southern
Employees pursuant to the terms of the Southern Plans were transferred to this Plan and became loans under this Plan, subject to the provisions of Section 11.7 of the Plan. The number of loans so transferred could not exceed three (3). The transfer of such loans, and the terms and conditions thereof, were made in accordance with the procedures established by the Committee.

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                                   ARTICLE XX
                         SPECIAL RULES FOR PARTICIPANTS
          FORMERLY EMPLOYED BY SOUTHERN COMPANY ENERGY MARKETING, L.P.

     20.1 APPLICATION. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article XX apply to Eligible Employees who were participants in the SCEM Plan on April 1, 2001 (the "SCEM Employees").

     20.2 HOURS OF SERVICE. For all purposes under the Plan, for SCEM Employees only, Hours of Service shall include all hours of service credited under the SCEM Plan to any SCEM Employee as of the effective date of the Plan.

     20.3 YEARS OF SERVICE. For all purposes under the Plan, for SCEM Employees only, Years of Service shall include all years of service credited under the SCEM Plan to any SCEM Employee as of the effective date of the Plan.

     20.4 ACCEPTANCE OF TRUST-TO-TRUST TRANSFER. During May of 2001, the Plan accepted trust-to-trust transfers from the SCEM Plan of the accounts in the SCEM Plan of those Participants who were SCEM Employees. Each account in the SCEM Plan so transferred was then allocated among the corresponding subaccounts of the Participant in this Plan as follows: the portion of the Participant's account in the SCEM Plan attributable to the "elective employer contributions subaccount," as that term was defined in the SCEM Plan, was allocated to his Elective Employer Contributions subaccount under this Plan; the portion attributable to the "voluntary participant contributions subaccount," as that term was defined in the SCEM Plan, was allocated to his Voluntary Participant Contributions subaccount under this Plan; the portion attributable to "employer matching contributions subaccount," as that term was defined in the SCEM Plan, was allocated to his Employer Matching Contributions subaccount under this Plan (and such portion of his Employer Matching Contributions subaccount is one hundred percent (100%) vested at all times); the portion attributable to the "fixed profit sharing contributions subaccount," as that term was defined in the SCEM Plan, was allocated to his Fixed Profit Sharing Contributions subaccount under this Plan; the portion attributable to the "discretionary profit sharing contributions subaccount," as that term was defined in the SCEM Plan, was allocated to his Discretionary Profit Sharing Contributions subaccount under this Plan; and the portion attributable to the "rollover contributions subaccount," as that term was defined in the SCEM Plan, was allocated to his Rollover Contributions subaccount under this Plan.

     The Common Stock Investment Funds established pursuant to Section 8.7 of the Plan shall include any portion of the Participant's account in the SCEM Plan transferred to this Plan that was attributable to the "BP Amoco Stock fund," as that term was defined in the SCEM Plan. Any Investment Fund containing common stock of BP Amoco that was transferred to this Plan pursuant to the provisions of Section 8.7 of the Plan shall be eliminated by the Investment Review Committee as of the date that is five (5) years following such transfer. Any BP Amoco

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common stock that remains in a SCEM Employee's Investment Fund on such date shall be reinvested as determined by the Investment Review Committee.

     20.5 IN-SERVICE WITHDRAWALS. In determining the ability of a Participant who is a SCEM Employee to withdraw amounts under Section 11.1(a)(1) of the Plan, the Participant shall be given credit for any participation in the SCEM Plan.

     20.6 LOANS UNDER THE SCEM PLAN. Any loans that were made to SCEM Employees pursuant to the terms of the SCEM Plan were transferred to this Plan and became loans under this Plan, subject to the provisions of Section 11.7 of the Plan. The number of loans so transferred could not exceed three (3). The transfer of such loans, and the terms and conditions thereof, were made in accordance with the procedures established by the Committee.

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                                   ARTICLE XXI
                        MINIMUM DISTRIBUTION REQUIREMENTS

21.1 GENERAL RULES

            (a) EFFECTIVE DATE. The provisions of this Article XXI will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

            (b) COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN EFFECT. For the Plan Year beginning on January 1, 2002, the Plan applied the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed in January of 2001.

            (c) PRECEDENCE. The requirements of this Article XXI will take precedence over any inconsistent provisions of the Plan.

            (d) REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Article XXI will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

            (e) TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Article XXI other than Section 21.1(d), distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

21.2 TIME AND MANNER OF DISTRIBUTION.

            (a) REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed to the Participant no later than his Required Beginning Date.

            (b) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed no later than as follows:

                 (1) If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, then the distribution to the Surviving Spouse will be made by no later than December 31 of the calendar year immediately following the calendar year in which the Participant died.

                 (2) If the Participant's Surviving Spouse is not the Participant's sole Designated Beneficiary, then the distribution to the Designated Beneficiary will be

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            made by no later than December 31 of the calendar year immediately following the calendar year in which the Participant died.

                 (3) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                 (4) If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary and the Surviving Spouse dies after the Participant but before the distribution to the Surviving Spouse has been made, this Section 21.2(b), other than
            Section 21.2(b)(1), will apply as if the Surviving Spouse were the Participant.

     For purposes of this Section 21.2(b) and Section 21.4, unless Section 21.2(b)(4) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 21.2(b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under Section 21.2(b)(1)).

            (c) FORM OF DISTRIBUTION. Unless the Participant's interest is distributed in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 21.3 and 21.4 of this Article XXI.

21.3 Required Minimum Distributions During the Participant's Lifetime.

            (a) AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the total amount of the Participant's Account Balance.

            (b) LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT'S DEATH. Required minimum distributions will be determined under this Section 21.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

21.4 REQUIREMENTS MINIMUM DISTRIBUTIONS. After the Participant's Death.

            (a)  DEATH ON OR AFTER THE DATE DISTRIBUTIONS BEGIN.

                 (1) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the total amount of the Participant's Account Balance.

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                 (2)   NO DESIGNATED BENEFICIARY. If the Participant dies on or
            after the date Participant's begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the total amount of the Participant's Account Balance.

            (b)  DEATH BEFORE THE DATE DISTRIBUTIONS BEGIN.

                 (1) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the total amount of the Participant's Account Balance.

                 (2) NO DESIGNATED BENEFICIARY. If the Participant dies before the date Participant's begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                 (3) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE ARE REQUIRED TO BEGIN. If the Participant dies before the date the distributions begin, the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under Section 21.2(b)(1), this Section 21.4(b) will apply as if the Surviving Spouse were the Participant.

21.5 Definitions.

            (a) DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under Section 12.4 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-4 of the Treasury regulations.

            (b) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to
     Section 21.2(b). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

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            (c)  ACCOUNT BALANCE. The Participant's Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (the "Valuation Calendar Year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

            (d) REQUIRED BEGINNING DATE. The date specified in Section 12.6(b) of the Plan.

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     IN WITNESS WHEREOF, the Company has caused this amendment and restatement of the Mirant Services Employee Savings Plan to be executed on this 19th day of December, 2003 but effective as of January 1, 2004.

                                          MIRANT SERVICES, LLC

                                          By:
                                             -----------------------------------
                                          Its:
                                              ----------------------------------

ATTEST:

By:
   ----------------------------------
Its:
    ---------------------------------

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                         APPENDIX A - ELIGIBLE EMPLOYEES


     Subject to the additional requirements of Section 2.26 of the Plan, eligible employees are employees of the following:


                        Mirant Mid-Atlantic Services, LLC
                              Mirant Services, LLC

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                        APPENDIX B - EMPLOYING COMPANIES


     The Employing Companies as of January 1, 2004 are:

                        Mirant Mid-Atlantic Services, LLC
                              Mirant Services, LLC

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